Exhibit 10.12

LEASE

BETWEEN

WDCI, INC.

A HAWAII CORPORATION

AND

CONTROL 4 CORPORATION,

A DELAWARE CORPORATION

FOR THE PREMISES LOCATED AT

BROADBENT CENTENNIAL PLAZA

SALT LAKE CITY, UTAH

DATED: JUNE        , 2004

INDUSTRIAL LEASE

THIS LEASE is made this 29th day of June, 2004, by and between WDCI, INC., a Hawaii corporation (“Landlord”) and Control4 Corporation, a Delaware corporation (“Tenant”):

1.                                      BASIC TERMS.

1.01                        Basic Terms.

(A)                               Landlord:  WDCI, INC., a Hawaii corporation.

(B)                               Tenant:  Control4 Corporation, a Delaware corporation.

(C)                               Address of Tenant:  3612 West 1820 South, Salt Lake City, Utah 84104

(D)                               Premises:  15,000 square feet of space in the industrial building located at 3612 West 1820 South, Salt Lake City, Utah, which Premises are outlined on Exhibit A attached hereto for the purposes of identification.

(E)                                Parking Stalls:  9 common stalls in front of the Premises, and additional non-exclusive overflow parking located on the north side of buildings #1 and #2

(F)                                 Building:  The Building in which the Premises are located.

(G)                               Project:  A warehouse complex including all improvements and appurtenances thereto known as “Centennial Plaza” and located in Salt Lake City, Utah, such complex depicted and described on Exhibit A attached hereto.

(H)                              Lease Commencement:  September 1, 2004

(I)                                   Lease Term:  Three (3) Years

(J)                                   Rent:  All sums, moneys, or payments are required to be paid by Tenant to Landlord pursuant to the terms of this Lease, including Sections 5, 21.01, 21.02, and 21.03.

(K)                              Base Rent:  Base Rent shall be in accordance with the following schedule:

Months	Monthly Base Rent
1	$0.00
2-12	$3,900.00
13-24	$4,050.00
25-36	$4,200.00

(L)                                Security Deposit:  $8,400.00

(M)                            Tenant’s Proportionate Share:  6.15%.

(N)                               Estimated Initial Monthly Common Expenses:  $650.00

(O)                               Estimated Initial Monthly Real Estate Tax Charge:  $562.50

(P)                                 Permitted Use:  General office and warehouse use.

1.02                        Effect of Reference to Basic Terms.  Effect of Reference to Basic Terms.  Each reference in this Lease to any of the Basic Terms contained in Section 1.01 shall be construed to incorporate into such reference the respective definition for such Basic Term set forth in Section 1.01 above.

2.                                      PREMISES.

2.01                        Lease.  In consideration of the rents, covenants, agreements, and conditions hereinafter provided to be paid, kept, performed, and observed, Landlord leases to Tenant and Tenant hereby hires from Landlord the Premises described in Section 1.01D.

2.02                        Reservations by Landlord.  Landlord excepts and reserves the roof and exterior walls of the Building, and further reserves the right to place, install, maintain, carry through, repair, and replace such utility lines, pipes, wires, appliances, tunneling, and the like in, over, through, and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Project.

Notwithstanding any provision in this Lease to the contrary, it is agreed that Landlord reserves the right, without invalidating this Lease or modifying any provision thereof, at any time, and from time to time, (i) to make alterations changes, and additions to the Building and other improvements in the Project (including, without limitation, the Building in which the Premises are located), (ii) to add additional areas and buildings to the Project and/or to exclude areas therefrom, (iii) to construct additional buildings and other improvements in the Project, (iv) to remove or relocate the whole or any part of any building or other improvement in the Project, and (v) to relocate any other tenant in the Project.  It is further understood that the existing layout of the buildings, walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation, or agreement on the part of Landlord that the Project shall remain exactly as presently built, it being understood and agreed that Landlord may change the number, dimensions, and locations of the walks, buildings, and parking spaces as Landlord shall deem proper.

3.                                      USE.

The Premises hereby leased shall be used by Tenant for the purpose specified in Section 1.01N and for no other purposes.  Landlord makes no representation to Tenant that the use limited in this Section 3 constitutes a lawful use under applicable zoning regulations, or that the lawful uses for the Premises as of the date of this Lease shall not change during the Lease Term.  Tenant shall, at its own expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the Term or any part of the Term hereof regulating the use by Tenant or condition of the Premises.  Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or which will tend to unreasonably disturb other tenants in the Project.  Tenant shall not place a load upon the floor of the Building which exceeds that load per square foot which such floor was designed to carry or which is allowed by law.  Tenant, its employees, and all persons visiting or doing business with

Tenant in the Premises shall be bound by and shall observe the Rules and Regulations attached to this Lease as Exhibit B, and such further and other reasonable Rules and Regulations made hereafter by Landlord relating to the Project or the Premises, of which notice in writing shall be given to Tenant, and all such Rules and Regulations shall be deemed to be incorporated into and form a part of this Lease.  Tenant shall be solely responsible for providing security for the Premises, and for Tenant, its agents, employees, contractors, customers, invitees, and others within the Premises.  Landlord shall have no responsibility therefor.

4.                                      TERM.

4.01                        Term of Lease.  To have and to hold the leased Premises for and during the” Lease Term described in Section 1.01G, commencing on the Commencement Date (defined in Section 4.02 below), subject to the payment of the Rent and the full and timely performance by Tenant of the covenants and conditions hereinafter set forth.

4.02                        Commencement Date.  As used in this Lease, the term “Commencement Date” shall mean the date the Premises are Ready for Occupancy (as defined in Section 4.04 below).  If the Commencement Date occurs on other than the first day of a month, Tenant shall pay Base Rent at the same monthly rate for such partial month (also in advance), any periods for rent adjustments shall be measured from the first day of the calendar month in which the Commencement Date falls and all other terms and conditions of this Lease shall be in force and effect during such partial month.  As soon as the Commencement Date is established Landlord and Tenant shall execute a Commencement Date Memorandum in the form of attached Exhibit C, which may be requested by either party, setting forth the exact Commencement Date and the Expiration Date to provide for the full term referenced in Section 1.01G from the Commencement Date.  Notwithstanding anything contained in this Section 4.02 to the contrary, it is understood and agreed that at such time as Tenant occupies all or any portion of the Premises for the purposes permitted or allowed in this Lease, its Rental obligation shall commence.

4.03                        Landlords Work.  Landlord agrees to perform the work described in Exhibit D hereto (“Landlords Work”).  Other than Landlord’s Work, Landlord shall have no obligation for the completion or repair of the Premises and Tenant shall accept the Premises in its “as is” condition on the date Landlord delivers possession of the Premises to Tenant in accordance with the provisions of this Lease.

4.04                        Ready for Occupancy; Delay in Delivery.  Landlord shall deliver and Tenant shall accept possession of the Premises at such time as the Premises is Ready for Occupancy.  If the Premises, or any portion, is not “Ready for Occupancy” on the Commencement Date, Rent and other sums owing under this Lease attributable to the Premises shall not commence until the Premises is Ready for Occupancy.  The postponement of Rent and other sums herein provided to be paid by Tenant attributable to such space for any period prior to the delivery to Tenant of such space Ready for Occupancy shall be in full settlement of all claims which Tenant might otherwise have by reason of such space not being Ready for Occupancy on the Commencement Date.  “Ready for Occupancy” as used herein shall mean the date that Landlord shall have substantially completed Landlord’s Work, subject only to the completion of “punch list” items of a minor nature.  The issuance of a temporary certificate of occupancy for such space (or its equivalent), or certification by Landlord’s contractor, architect or space planner verifying substantial completion of Landlord’s Work shall conclusively control the date upon which the space is Ready for Occupancy and the commencement of Tenant’s obligation to pay Rent.  In the event Tenant’s acts or omission delay the completion of Landlord’s Work, Landlord’s Work shall be deemed Ready for Occupancy on the date Landlord’s Work would have been substantially completed in the absence of Tenants acts or omission that caused the delay.  Notwithstanding anything in the foregoing to the contrary, should Landlord fail to have the Premises Ready for Occupancy within one hundred eighty (180) days after the date of this Lease (such date extended if failure to have the Premises Ready for Occupancy is due to Force Majeure, as referenced in Section 14), then Tenant shall have the option to terminate this Lease upon written notice (which shall be delivered if at all within thirty (30) days after the date Tenant is entitled to terminate the Lease pursuant to this Section and if not timely delivered, then Tenant’s termination right shall lapse), the effective date of termination to be at least thirty (30) days after the date of delivery of Tenant’s notice; provided, however, should Landlord have the Premises Ready for Occupancy prior to the date set forth in Tenant’s notice then such termination notice shall be of no force and effect and this Lease shall continue in full force and effect between the parties.  In the event this Lease is terminated as provided immediately above, then neither Landlord nor Tenant shall have any claim or obligation to the other by reason of this Lease or the termination thereof.

4.05                        Early Possession.  Tenant shall be permitted to enter the Premises after the later of (i) full execution and delivery of this Lease or (ii) the vacation of the Premises by the existing tenant, and prior to the Commencement Date without the obligation for payment of rent for the purpose of installing fixtures and equipment; provided that (a) Tenant will not interfere with Landlord’s construction of the Landlord’s Work, (b) Tenant first provides Landlord with all insurance required by the terms of this Lease, and (c) all construction by Tenant shall be performed in accordance with the terms of this Lease.  Without limiting any other provision of this Lease, Landlord shall not be responsible for damages or loss to any work performed by Tenant or to Tenant’s personal property or the personal property of Tenant’s contractor’s, employees or agents which occurs during such period of early access.

5.                                      BASE RENT.

Tenant agrees to pay Landlord the Base Rent set out in Section 1.01I for the full Term.  The first full monthly installment of Base Rent shall be payable upon the execution of this Lease by Tenant.  Thereafter, each succeeding monthly installment shall be due and payable on or before the first day of each and every successive calendar month during the Term.  In the event the Term of this Lease ends on a date other than the last day of a month, the last monthly payment of Base Rent shall be in a pro rata portion of the then applicable Base Rent for such partial month based on the number of days in such partial month prior to and including the last day of the Term of this Lease.

The Base Rent and all other Rent or other charges provided for herein shall be paid to Landlord without deduction or offset, and in lawful money of the United States of America to such persons and at such place as Landlord may from time to time designate in writing.  For purposes of rent adjustment under the Lease, the number of months is measured from the first day of the calendar month in which the Commencement Date falls.  Landlord and Tenant agree for tax reporting purposes that none of the Base Rent due in periods in which the Base Rent is not being abated shall be allocated to any other period.

6.                                      UTILITIES AND SERVICES.

Tenant shall contract in its own name and pay for all charges for water, sewer, electricity, gas, fuel, telephone, trash hauling, and any other services or utilities used in, servicing, or assessed against the Premises, unless otherwise herein expressly provided.

7.                                      QUIET ENJOYMENT.

Landlord covenants that Tenant, on paying the Rent herein provided, and on keeping, performing, and observing the covenants, agreements, and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Term aforesaid, subject, however, to the terms of this Lease.

8.                                      ASSIGNMENT AND SUBLETTING.

8.01                        No Assignments.  Except as expressly permitted in this paragraph, Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant.  Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease.  This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent shall not be unreasonably withheld.  A transfer of a majority interest or control of the stock or capital or member interest of Tenant shall be deemed an assignment under this Lease requiring Landlord’s consent.

8.02                        Limits on Subletting.  No sublease shall be made without the prior written consent of Landlord, which consent Landlord agrees will not unreasonably be withheld.  If at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet and such additional information concerning the subtenant as Landlord may request, including, without limitation, the name of the proposed subtenant; the nature of the proposed subtenant’s business to be carried on in the Premises; the terms and provisions of the proposed sublease and a copy of the proposed sublease form; and such financial information, including financial statements, as Landlord reasonably may request concerning the proposed subtenant.  Landlord shall have the option, exercisable by notice given to Tenant within ninety (90) days after Tenant’s notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant’s notice, or, if the proposed subletting is for the entire Premises and for the substantial balance of the Term of this Lease, to terminate this Lease.  If Landlord does not elect to terminate and has consented to such sublease, Tenant shall be free to sublet such space to any third party subject to the following conditions:

1.                                      The sublease shall be on the same terms set forth in the notice given to Landlord;

2.                                      No sublease shall be valid and no sublessee shall take possession of the Premises subleased until an executed counterpart of such sublease has been delivered to Landlord;

3.                                      No sublessee shall have a right further to sublet; and

4.                                      One hundred percent (100%) of any sums or other economic consideration received by Tenant as a result of such subletting (excluding brokerage commissions amortized over the term of the sublease and rental or other payments received by Tenant which are attributable to the amortization of the costs of leasehold improvements, other than building standard tenant improvements, made by Tenant to the sublet portion of the Premises) whether denominated as rentals under the sublease or otherwise and which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect Tenant’s obligation to pay rent under this Lease allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord.

8.03                        Permitted Assignment/Subletting.  Notwithstanding the provisions of Sections 8.01 and 8.02 above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord’s consent and without extending any option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant provided that said assignee (i) assumes each and every obligation of Tenant under this Lease and (ii) such assignee has a tangible net worth that equals or exceeds Tenant’s tangible net worth on the date of this Lease or on the date of the transfer, whichever is greater.

8.04                        Tenant Not Released.  Regardless of Landlord’s consent, no subletting or assignment shall release Tenant or Tenant’s obligations hereunder or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder.  The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.  Consent to one assignment or subletting shall not be deemed consent to any subsequent or different assignment or subletting.  In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

8.05                        Attorney Fees.  In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord’s reasonable attorney fees incurred in connection therewith.

9.                                      DAMAGE OR DESTRUCTION.

9.01                        Definitions.

“Premises Partial Damage” shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of the Premises.

“Premises Building Partial Damage” shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of such Building as a whole.

“Premises Total Destruction” shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of the Premises.

“Premises Building Total Destruction” shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of such Building as a whole.

“Insured Loss” shall herein mean damage or destruction which was caused by an event covered by insurance carried by Landlord and the proceeds payable under such insurance policy are sufficient to pay in full the cost to repair and restore such damage and destruction.

9.02                        Partial Damage - Insured Loss.  Subject to the provisions of Section 9.04, 9.05, and 9.06 hereof, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Landlord shall, at Landlord’s expense, repair such damage, but not Tenant’s fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to the terms of the Lease as soon as reasonably practicable and this Lease shall continue in full force and effect.

9.03                        Partial Damage - Uninsured Loss.  Subject to the provisions of Section 9.04, 9.05 and 9.06 below, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant’s expense), Landlord may at Landlord’s option either (i) repair such damage as soon as reasonably possible at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord’s intention to cancel and terminate this Lease, as of the date of the occurrence of such damage.  In the event Landlord elects to give such notice of Landlord’s intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant’s intention to repair such damage at Tenant’s expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible.  If Tenant does not give such notice within such ten (10) day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

9.04                        Total Destruction.  If at any time during the term of this Lease there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

9.05                        Damage Near End of Term.  If at any time during the last six (6) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Landlord may at Landlord’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord’s election to do so within thirty (30) days after the date of occurrence of such damage.

9.06                        Abatement of Rent; Tenant’s Remedies.  In the event of damage described in Sections 9.02, or 9.03 hereof, and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Section 9, the Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired.  Except for abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration, unless such damage was caused by the gross negligence or willful misconduct of Landlord or its agents.  If Landlord shall be obligated to repair or restore the Premises under the provisions of this Section 9 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Tenant may, at Tenant’s option, cancel and terminate this Lease by giving Landlord written notice of Tenant’s election to do so at any time prior to the commencement of such repair or restoration.  In such event this Lease shall terminate as of the date of such notice.

9.07                        Termination - Advance Payments.  Upon termination of this Lease pursuant to this Section 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord.  Landlord shall, in addition, return to Tenant so much of Tenant’s Security Deposit as has not theretofore been applied by Landlord.

9.08                        Waiver.  Landlord and Tenant waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.                               LANDLORD’S RIGHTS.

Landlord reserves the following rights:

1.                                      To change the name of the Building or the Project without notice or liability of Landlord to Tenant;

2.                                      At any time during the last ninety (90) days of the Term of this Lease or any renewal hereof or any part hereof, if during or prior to that time, Tenant has vacated the Premises, to decorate, remodel, repair, alter, or otherwise prepare the Premises for occupancy;

3.                                      To exhibit the Premises to others and to display “For Rent” signs on the Premises during the last ninety (90) days of the Term of this Lease or any renewal hereof;

4.                                      To remove from the parking lot abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of said parking lot by others and to charge the responsible tenant for the expense of removing said vehicles; and

5.                                      To take any and all measures, including making inspections, repairs, alterations, additions, and improvements to the Premises or Project as may be necessary or desirable for the safety, protection, or preservation of the Premises or the Project or Landlord’s interests, or as may be necessary or desirable in the operation of the Premises or the Project.

Landlord may enter upon the Premises for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant’s use or possession of the Premises and without being liable in any manner to the Tenant.

11.                               HOLDING OVER.

In the event of a holding over by Tenant after the expiration or termination of this Lease without the written consent of Landlord, Tenant shall be deemed a month to month tenant upon all of the provisions of the Lease pertaining to the obligations of Tenant excepting, however, any option to renew extend or expand contained in this Lease, at 150% of the Base Rent for the entire holdover period, and all attorney fees and other expenses incurred by Landlord in enforcing its rights hereunder.  Any holding over with the consent of Landlord shall constitute Tenant a month-to-month Tenant at the same Base Rent and all other Rent paid or payable by Tenant for the last full month of this Lease or any renewal or extension hereof.

12.                               SIGNS AND ADVERTISEMENTS.

Tenant shall not put upon nor permit to be put upon or affixed to any part of the Premises or Project any signs, billboards, or advertisements of whatsoever kind or nature, except as Landlord has specifically approved in writing.

13.                               EMINENT DOMAIN.

If the Premises or any portion thereof (including parking spaces allotted thereto) are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs.  If more than ten percent (10%) of the floor area of the Premises, or more than twenty five percent (25%) of the land area of the Project which is not occupied by any building, is taken by condemnation and such taking materially interferes with the conduct of or access to Tenant’s business, Tenant may, at Tenant’s option, by written notice to Landlord within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes possession.  If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises prior to such taking.  No reduction of Base Rent shall occur if the only area in the Project which is taken is that which does not have a Building located thereon.  Any award of the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant’s trade fixtures and removable personal property, moving expense and interruption of business so long as any such award does not diminish Landlord’s award.  In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority.  Tenant shall pay any amount in excess of such severance damages required to complete such repair.

14.                               LANDLORD’S INABILITY TO PERFORM.

If, by reason of Landlord’s reasonable inability to obtain and utilize labor, materials, or supplies; circumstances directly or indirectly the result of a state of war, act of terrorism or national or local emergency; laws, rules, orders, regulations, or requirements of any governmental authority now or hereafter in force; strikes or riots; accident in, damage to, or the making of repairs, replacements, or improvements to the Premises or any of the equipment thereof (except as provided in Section 9); or by reason of any other cause beyond the reasonable control of Landlord (collectively “Force Majeure”), Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction (constructive or otherwise), work an abatement of Rent, or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

15.                               ASSIGNMENT TO TRUSTEE.

Neither this Lease nor any interest herein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors, or otherwise by operation of law during the term of this Lease or any renewal or extension of the term hereof.

16.                               COMMON AREAS.

The term “Common Areas” means all the areas of the Project not intended for renting and, instead, designed for the common use and benefit of Landlord and all of the tenants, their employees, agents, customers, and invitees.  The Common Areas include, but not by way of limitation, parking lots, truck courts, landscaped and vacant areas, driveways, walks, and curbs, with facilities appurtenant to each, as such areas may exist from time to time.  Landlord expressly reserves the right to add additional Common Area to the Project from time to time.  Landlord shall operate and maintain in reasonably good condition the Common Areas of the Project, and the cost of same shall be reimbursed by Tenant to Landlord as provided for in Section 21.  Landlord may delegate its rights with regard to the Common Area to an independent contractor or management company, which may be an affiliate of Landlord.  Landlord hereby grants the non-exclusive, revocable right to use the Common Areas to Tenant, Tenant’s employees, agents, customers, and business invitees, which use shall be subject at all times to such reasonable, uniform, and nondiscriminatory rules and regulations as may from time to time be established by Landlord.

17.                               ACCEPTANCE OF PREMISES.

Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Commencement Date or the actual date that Tenant takes possession of the Premises, whichever is earlier.  Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premise for the conduct of Tenant’s business.

18.                               MAINTENANCE, REPAIRS AND ALTERATIONS.

18.01                 Maintenance and Care by Tenant.  Tenant shall be responsible for all maintenance and repair to the Premises of whatsoever kind or nature that is not hereinafter set forth specifically as the obligation of Landlord.  Tenant shall take good care of the Premises and fixtures, and keep them in good repair (ordinary wear and tear excepted), free from filth, overloading, danger of fire, or any pest or nuisance, and shall repair any damage or breakage done by Tenant or its agents, employees, or invitees, including damage done to the Premises by Tenant’s equipment and/or installations.  Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises.  Tenant shall maintain and pay for a service contract with a licensed contractor for the upkeep, maintenance, repair, and periodic servicing of the heating, ventilating, and air conditioning systems servicing the Premises.  Tenant shall supply Landlord, from time to time, such information as Landlord reasonably requests to verify the services being performed under the service contract.  The Landlord, at Landlord’s option, may elect to enter into a service contract for the maintenance and periodic inspection of the heating, ventilating, and air conditioning equipment in which event Tenant shall within ten (10) days of billing therefore, reimburse Landlord for the costs of such service contract allocated to the Premises.  In the event that Tenant fails to maintain the Premises as required herein, Landlord shall have the right, but not the obligation, to perform such maintenance and/or repairs, and Tenant shall, within ten (10) days of the billing by Landlord, reimburse Landlord for Landlord’s costs in providing such maintenance and/or repairs, together with a fifteen percent (15%) charge for Landlord’s overhead.  Upon termination of the Lease Tenant shall deliver the Premises to Landlord in a broom-clean condition.

18.02                 Maintenance and Repair by Landlord.  During the Term of this Lease, Landlord shall keep and maintain the roof, exterior walls (excluding glass or plate glass), gutters, and downspouts of the Building in good condition and repair.  Landlord shall be under no obligation and shall not be liable for any failure to make repairs that are Landlord’s responsibility as designated herein until and unless Tenant notifies Landlord in writing of the necessity therefor, and Landlord shall have a reasonable time after such notice to make such repairs.  Landlord reserves the right to the exclusive use of the roof and exterior walls of the Building.  If any portion of the Premises which Landlord is obligated to maintain or repair is damaged through the fault or negligence of Tenant, its agents, employees, or invitees, then repairs necessitated by such damage shall be paid for by Tenant on Landlord’s demand.  Except for the obligations of

Landlord under Section 18.02 (relating to the condition of the Premises), Section 9 (relating to destruction of the Premises) and under Section 13 (eminent domain), it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the Building located thereon nor the equipment therein, whether structural or nonstructural, all of which obligations are intended to be that of Tenant under Section 18.01 hereof.  Tenant expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the Premises in good order, condition and repairs.

18.03                 Alterations and Additions.  Tenant shall not make any alterations, improvements, or additions to the Premises without Landlord’s prior written consent and approval of the plans and specifications.  Alterations, improvements, or additions so made by either of the parties upon the Premises, except movable furniture and equipment placed in the Premises at the expense of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury, or damage unless Landlord, by written notice to Tenant, elects to require Tenant to remove such alterations, improvements, or additions from the Premises at the expiration of this Lease.  In the event damage to the Building shall be caused by moving said furniture and/or equipment in or out of the Premises, such damage shall be repaired at the expense of Tenant.  Any such alterations shall be made in compliance with all applicable laws, rules and regulations (including without limitation the Americans with Disabilities Act and other disabled person access requirements) to the extent applicable to such alterations or as may be required by any governmental authority in connection with such alterations.  Tenant shall not make any installations or penetrations on the roof of the Building, except with Landlord’s prior written consent and in strict compliance with the reasonable requirements of Landlord’s roofing contractor.  Landlord’s consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord’s acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable laws, and Tenant shall be solely responsible for ensuring all such compliance.

18.04                 Mechanic’s Liens.  Tenant shall not permit any mechanic’s liens or other liens to be placed upon the Premises, the Building, or the Project during the Term of this Lease, and in the case of the filing of any such lien, Tenant shall promptly pay same; however, Tenant shall have the right to contest the validity or amount of any such lien upon Tenant’s prior posting of security with Landlord, which security, in Landlord’s sole judgment, must be adequate to pay and discharge any such lien in full, plus Landlord’s reasonable estimate of its legal fees.  Tenant agrees to pay all legal fees that might be incurred by Landlord because of any mechanic’s liens or other liens placed upon the Premises.

19.                               INSURANCE.

19.01                 Coverages Required.  Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers licensed to do business in the State of Utah and which are rated A and have a financial size category of at least VIII in the most recent Best’s Key Rating Guide, or any successor thereto (or if there is none, an organization having a national reputation), which afford the following coverages:

(A)                               commercial general liability insurance, including contractual liability (specifically covering this Lease), fire legal liability, and premises operations, with the following minimum limits:  General Aggregate $2,000,000.00; Products/Completed Operations Aggregate $2,000,000.00; Each Occurrence $1,000,000.00; Personal and Advertising Injury $1,000,000.00; Medical Payments $5,000.00 per person;

(B)                               Umbrella/Excess Liability on a following form basis with the following minimum limits:  General Aggregate $3,000,000.00; Each Occurrence $3,000,000.00;

(C)                               Workers’ Compensation with statutory limits;

(D)                               Employer’s Liability insurance with the following limits:  Bodily injury by disease per person $1,000,000.00; Bodily injury by accident policy limit $1,000,000.00; Bodily injury by disease policy limit $1,000,000.00;

(E)                                A “causes of loss, special form of insurance” policy, commonly referred to in the industry as an “all risk, fire and extended coverage” policy, with vandalism and malicious mischief endorsements, covering Tenant’s furniture, equipment, and personal property, to the extent of not less than their full replacement value.

(F)                                 Loss of income/business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against under an extended coverage property insurance policy or attributable to prevention of access to or use of the Premises or the Building as a result of such perils but in no event in an amount less than the Base Rent and all additional rent payable hereunder for six (6) months.

19.02                 Deductibles.  Tenant may, with the written consent of Landlord, elect to have reasonable deductibles in connection with coverages required in Section 19.01 above.

19.03                 Certificates.  Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above.  Such Certificates, with the exception of Workers Compensation, shall name Landlord, Landlord’s property manager and such other persons as Landlord may reasonably designate as additional insureds as their interests may appear and shall expressly provide that the interest of each shall not be affected by a breach by Tenant of any policy provision for which such Certificates evidence coverage.  All Certificates of Insurance shall provide not less than thirty (30) days’ prior written notice to Landlord in the event of material alteration to or cancellation of the coverage evidenced by such Certificates of Insurance.

19.04                 Mutual Waiver of Subrogation.  Landlord and Tenant do each hereby release the other from any and all liability or responsibility (to the other or to anyone claiming through or under the other by way of subrogation or otherwise) for any loss or damage to the property caused by fire, any of the extended coverage perils, or any other insured peril, even if such fire or other casualty shall have been caused by the negligence of the other party or anyone who shall be covered under such policy, to the extent of coverage under the relevant policy.  Such waiver of subrogation shall be effective with respect to loss or damage occurring only during such time as Landlord’s and Tenant’s policies shall be in force and effect with respect to such loss or damage and shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasing party to recover thereunder.  Landlord and Tenant each agree that their policies shall include such a clause or endorsement.

19.05                 Indemnification of Landlord.  Tenant shall indemnify, protect and defend Landlord, Landlord’s property manager and their respective agents, contractors and employees (collectively, the Indemnified Parties ) and save them harmless from and against any and all loss (including loss of Rents payable by Tenant or by other tenants), and against all claims, actions, damages, liability, costs, fees and expenses (including, without limitation, attorneys and consultants fees) in connection with loss of life, bodily and personal injury, or damage to property (real or personal) arising from any occurrence in, upon, or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, licensees, concessionaires, or invitees or by anyone permitted to be on the Premises by Tenant.  Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to Tenant’s property (real or personal) or the property of Tenant’s agents, servants, or employees resulting from the condition of the Premises, or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning, ventilating, or heating equipment in, on, or about the Premises, or from water, rain, or snow which may leak into, issue from, or flow from any part of the roof or the Building.  Tenant agrees, at all times, to indemnify and hold the Indemnified Parties harmless against all actions, claims, demands, costs, damages, or expenses or any kind which may be brought against or made against the Indemnified Parties or which the Indemnified Parties may pay or incur by reason of Tenant’s occupancy of the Premises or Tenant’s negligent performance or failure to perform any of its obligations under this Lease.  In the event that Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold the Indemnified Parties harmless and shall pay all costs, expenses, and reasonable attorney fees incurred or paid by the Indemnified Parties in connection with such litigation.  The obligations of this Section 19.05 shall survive the expiration or earlier termination of the Lease.

19.06                 Increased Insurance Risk.  Tenant shall not permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance, any other insurance authority or Landlord’s insurance carrier to disallow any of Landlord’s sprinkler credits.  If any penalty, surcharge or increase in Landlord’s insurance premiums is imposed because of Tenant’s original or subsequent placements or use of storage racks or bins, Tenant’s method of storage, the nature of Tenant’s inventory, Tenant’s abandonment of the Premise or any other act of Tenant, Tenant shall pay as additional Rent, the increase in Landlord’s insurance premiums, and, upon demand by Landlord, Tenant agrees to correct at Tenant’s expense the cause of such penalty, surcharge or increase to the satisfaction of the particular insurance authority or carrier.

20.                               HAZARDOUS MATERIALS.

20.01                 Lessor’s Prior Consent.  Notwithstanding anything contained in this Lease to the contrary, Tenant shall not cause or permit any Hazardous Materials (as defined in Section 20.02 below) to be brought upon, kept, stored, discharged, released or used in, under or about the Premises by Tenant, its agents, employees, contractors, subcontractors, licensees or invitees, without the prior written consent of Landlord, which Landlord may grant or withhold in Landlord’s sole discretion.

20.02                 Compliance with Hazardous Materials Laws.  Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations relating to or involving the use, generation, manufacture, storage, discharge, release, disposal or transportation of any materials, substances or wastes which are considered to be or may be hazardous to human health or safety or to the environment due to their radioactivity, ignitability, corrositivity, reactivity, carcinogenicity, infectiousness or other harmful or potential harmful properties and which are defined as or included within the definition of “hazardous materials,” “toxic substances” or “chemicals known to cause cancer or reproductive toxicity” under any Hazardous Materials Laws (collectively, “Hazardous Materials”).  All laws, ordinances and regulations relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, discharge, release, disposal or transportation of Hazardous Materials are collectively referred to herein as “Hazardous Materials Laws”.

Tenant shall handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials.  Upon expiration or earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, cause all Hazardous Materials brought or allowed on the Premises during the Lease Term to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws.  Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant’s intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord’s interests with respect thereto.

20.03                 Notices.  Tenant shall immediately notify Landlord in writing of:  (i) any enforcement, cleanup, removal or other governmental or regulatory action threatened, instituted, or completed pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials on or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith.  Tenant shall also supply to Landlord as promptly as possible, and in no event later than five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant’s use thereof.  Tenant shall maintain copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises and supply Landlord with copies of same on request.

20.04                 Indemnification of Landlord.  Tenant shall indemnify, protect, defend and hold the Indemnified Parties harmless from any and all damages, losses, expenses, liabilities, obligations, costs, fees and expenses (including without limitation attorneys and consultants fees), in any way arising out of or related to the use, generation, storage, handling, transportation, release, discharge or disposal of Hazardous Materials on or about the Premises during the term of this Lease.  The obligations of this Section 20.04 shall survive the expiration or earlier termination of the Lease.

20.05                 Landlord’s Right to Order Environmental Studies.  From time to time during the term of this Lease, if Landlord shall have reasonable cause to believe that a release of Hazardous Materials has occurred at the Premises, or from the Premises into the Common Areas or the environment, Landlord may retain a qualified environmental consultant (a “Consultant”) to conduct an environmental investigation of the Premises, Common Areas, or other areas that may be affected by the suspected release of Hazardous Materials (1) for Hazardous Materials contamination in, about or beneath such areas and (2) to assess the compliance of Tenant with the provisions of this Section 20 of the Lease.  Additionally, Landlord shall have the right within the last one hundred twenty (120) days of the term of this Lease to order an environmental assessment to determine whether the Premises, Common Areas or the environment surrounding the Premises contain any Hazardous Materials that may be attributable to Tenant’s use of the premises.  In the event Landlord’s Consultant determines that a release of Hazardous Materials has occurred at the Premises, or from the Premises into the Common Areas or the environment, Tenant shall pay the cost of any such environmental assessment and comply with all reasonable recommendations of the Consultant as to any precautions to be taken with respect to the storage, use, disposal, handling or emission of Hazardous Materials.  Landlord will provide Tenant with written notice five (5) days prior to any proposed investigation to be undertaken hereunder.  Tenant shall cooperate with the Consultant to allow entry and reasonable access of the Consultant to all portions of the Premises for the purposes of the investigation.

21.                               ADDITIONAL RENT.

21.01                 Real Estate Taxes.

1.                                      Tenant shall pay to Landlord, as additional Rent, Tenant’s Proportionate Share of Landlord’s Real Estate Taxes for the Project for each Tax Year during the Term of this Lease or any renewal, extension, or holding over hereof.  Such additional Rent payments by Tenant shall be due and payable on the first day of each month during each Tax Year, each such payment in an amount equal to one-twelfth (1/12) of Tenant’s Proportionate Share of Landlord’s obligation for Real Estate Taxes for the applicable Tax Year.  The sum set out in Section 1.01M shall be the monthly charge for the first Tax Year.  For each subsequent Tax Year the amount payable under Section 1.01M shall be adjusted to reflect Landlord’s estimate of Tenant’s obligation for Real Estate taxes for that Tax Year.  In the event the sum of such monthly payments by Tenant for a particular Tax Year exceeds Tenant’s Proportionate Share of Landlord’s Real Estate Taxes for the applicable Tax Year, provided Tenant is not in default, Landlord shall refund or credit such excess payment to Tenant.  In the event the sum of Tenant’s monthly payments for a particular Tax Year is less than Tenant’s Proportionate Share of Landlord’s Real Estate Taxes for the applicable Tax Year, Tenant shall pay such deficiency upon demand.  “Tax Year”, as used herein, shall mean each calendar year during the Term of the Lease or any renewal, extension, or holding over hereof in which Real Estate Taxes are billed against the Project regardless of the Year in which the assessment for Real Estate Taxes occurs.  For the purposes of this Section, the first Tax Year shall be the calendar year in which the Lease Term commences.

2.                                      “Real Estate Taxes” shall mean:  (a) all ad valorem Real Estate Taxes on the Project (adjusted after protest or litigation, if any) for any part of the Term of this Lease, exclusive of penalties; (b) any taxes which shall be levied in lieu of any such ad valorem Real Estate Taxes; (c) any special assessments for benefits on or to the Project paid or payable in annual installments by Landlord; (d) occupational taxes or excise taxes levied on rentals derived from the operation of the Project for the privilege of leasing property; and (e) the expense of protesting, negotiating, or contesting the amount or validity of any such taxes, charges, or assessments, such expense to be applicable to the Tax Year of the item contested, protested, or negotiated.

3.                                      If the Term of this Lease shall end during a Tax Year of which only part is included in the Term hereof, the amount of such additional Rent shall be prorated on a per diem basis and shall be paid on or before the last day of the Term.  If the Term of this Lease ends during any Tax Year before the amount of the Real Estate Taxes is established and the amount payable by Tenant has not been finally determined under the provisions of this Section, an amount payable for that portion of the Lease Term during the Tax Year shall be reasonably estimated by Landlord, and the estimated amount shall be promptly paid by Tenant should such estimated amount paid by Tenant exceed its actual obligation under this Section then Landlord shall refund such excess amount.

21.02                 Common Expenses.

1.                                      During the Term of this Lease or any renewal, extension, or holding over hereof, Tenant shall pay to Landlord, as additional Rent, Tenant’s Proportionate Share of the Common Expenses.

2.                                      For the purpose of this Section, the “Common Expense” means Landlord’s total costs and expenses incurred during each Lease year in connection with owning, operating, maintaining, and repairing the Project, herein defined, including, but without limitation by enumeration:  costs for all management fees, electrical current, gas, water, sewer, or fuels used in connection with the operation, maintenance, and repair of the Common Areas or the Building; the amount paid for all electricity furnished to the Common Area to light the parking lots or for any other common purpose; the amount paid for all labor and/or wages and other payments, including costs to Landlord of worker’s compensation and disability insurance, payroll taxes, and welfare and fringe benefits, made to janitors, employees, contractors, and subcontractors of Landlord who are involved in the operation and maintenance of the Common Areas and the Project; charges of any independent contractors employed in the care, operation, maintenance, cleaning, and landscaping of the Common Areas; the amount paid for all supplies, tools, replacements parts or components, equipment, and necessities which are occasioned by everyday wear and tear; the premiums for all insurance maintained by Landlord for the Project; and the pro rata costs of machinery and equipment purchased and/or leased by Landlord in order to perform Common Area maintenance.  To the extent that Landlord provides services which are not separately metered or directly billed to Tenant the costs of such services shall be included in the Common Expenses.  Common Expenses shall not include interest on debt, capital retirement of debt and depreciation; however Common Expenses shall include Landlord’s capital expenditures incurred for the purpose of reducing Common Area or Building operating costs and capital expenditures incurred by Landlord that are required by changes or amendments in laws or regulations governing the Premises or the Project, plus interest on the unamortized costs of each such capital expenditure at the rate of 10% per annum or such higher rate as Landlord may have incurred on funds borrowed to construct such improvements, amortized over the useful life of the respective improvements of a capital nature.  If Landlord elects to self-insure or includes the Project under blanket insurance policies covering multiple properties, then the term “Common Expenses” shall also include the portion of the cost of such self-insurance or blanket insurance allocated by Landlord to this Project.

3.                                      For the purposes of this Section, the term “Lease Year” shall mean in the case of the first Lease Year, that period from the Commencement Date of the Term to the first succeeding December 31; thereafter, “Lease Year” shall mean each successive twelve (12) calendar month period following the expiration of the first Lease Year except that should the Expiration Date be any day other than on December 31, then the last Lease Year shall be the period from the end of the preceding Lease Year to the Expiration Date.

21.03                 Payment of Common Expense.  Tenant’s obligation for the Common Expenses for each Lease Year during the Lease Term shall be paid in monthly installments on the first day of each calendar month in advance.  The first Lease Year’s monthly installment amount is set out in Section 1.01L above.  Within a reasonable period after the end of the first Lease Year and within a reasonable period after the end of each Lease Year thereafter, Landlord shall notify Tenant of Tenant’s monthly obligation for Common Expenses which Landlord estimates it will incur for the then current Lease Year and the Common Expenses provided for in Section 1.01L shall be adjusted accordingly on the first day of the first month following such notice.  Within a reasonable period after the end of each Lease Year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant’s obligation for Common Expenses for such period.  In the event the total of Tenant’s monthly installments paid for any Lease Year does not equal Tenant’s Proportionate Share as shown on such statement, then Tenant shall, within ten (10) days of the mailing of the statement, pay Landlord any deficiency, or Landlord upon receipt of such annual statement shall issue to Tenant a credit invoice for such excess, as the case may be.  Upon request delivered by Tenant within thirty (30) days after the date that Landlord delivers Landlord s statement, Landlord shall provide additional detail to Tenant regarding the calculation of Common Expenses for the year in question.  The statement of Common Expenses shall be presumed correct and shall be deemed final and binding upon Tenant unless Tenant in good faith objects in writing thereto within thirty (30) days after delivery of the statement to Tenant (which writing shall state, in reasonable detail, all of the reasons for the objection); and Tenant pays in full, within ten (10) days after delivery of the statement to Tenant, the amount shown on the statement as being owed by Tenant, regardless of whether such amount is in dispute.  Tenant’s dispute of any amount shown on Landlord’s statement shall not excuse Tenant from promptly paying such amount as required above, provided however if it is determined that the amount specified in Landlord’s statement as being payable by Tenant was over stated and Tenant has otherwise complied with the requirements of this Section, then Landlord shall pay or credit to Tenant the amount of such overcharge.  Tenant’s failure to pay the amount shown on Landlord’s statement within ten (10) days after delivery thereof or Tenant’s failure to pay in a timely manner the revised estimate of Landlord’s determination of Common Expenses shall be deemed an irrevocable waiver of Tenant s right to contest and/or receive any credit or reimbursement for an overcharge of Common Expenses shown on the Landlord’s statement under which payment is required at that time.

22.                               DEFAULT AND REMEDIES.

22.01                 Events of Default.  The occurrence of any of the following events shall constitute an Event of Default on the part of Tenant.

(A)                               Tenant shall at any time fail to pay Rent when due; or

(B)                               Tenant shall fail to keep, perform, or observe any other covenant, agreement, condition, or undertaking described hereunder and shall fail to remedy such default within ten (10) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than ten (10) days to remedy, Tenant fails to commence the cure of such default within said ten (10) day period and/or fails to diligently pursue such cure to completion; or

(C)                               This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof; or

(D)                               There is a filing of any petition or commencement of any case or proceeding by Tenant under any provision or chapter of the Federal Bankruptcy Act or any other federal or state law relating to Tenant’s insolvency, bankruptcy, or reorganization; or

(E)                                There is a filing of any petition or commencement of any case or proceeding described in subparagraph (D) above against Tenant, unless such petition and all proceedings initiated thereby are dismissed within sixty (60) days from the date of such filing; or

(F)                                 The Premises shall be vacated or abandoned by Tenant, regardless of whether or not Tenant continues to pay Rent.

22.02                 Remedy.  Upon the occurrence of an Event of Default Landlord shall have the right, without further notice to or demand upon Tenant, to re-enter and take exclusive possession of the Premises, with or without force or legal process; to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; to take possession of any furniture or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law) and to sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages, and payment of the Rent due under this Lease; all without Landlord being liable to Tenant for any damages or any prosecution therefor; and Landlord shall have the right;

(i)                                     As an agent of Tenant, to relet the Premises for the balance of the Term of this Lease or for a shorter or longer Term, with or without the granting of free rent or other market concessions, and to receive the rents therefor; applying them first to the payment of all of Landlord’s expenses of such reletting, such as, reasonable and customary repairs, improvements, broker’s commissions and, second, to the payment of remedying all damages suffered to the Premises and, third, to all Rent due and thereafter becoming due under this Lease, with Tenant remaining liable for and hereby agreeing to pay Landlord any such deficiency on a monthly basis during the Lease Term on the days Rent would be due hereunder; or

(ii)                                  To cancel and terminate the remaining Term of this Lease, regardless of whether Landlord has previously elected to relet or has relet the Premises as permitted in (i) above, to re-enter and take possession of the Premises free of this Lease, and thereafter this Lease shall be null and void, and the Rent in such case shall be apportioned and paid on and up to the date of such entry and possession by Landlord.  Thereafter Tenant shall be liable for and pay all Rents accrued, due or owing as of the date or termination, as well as the costs to repair damage to the Premises incurred by Landlord by reason of Tenants breach or default of this Lease; or

(iii)                               To treat such default as a breach of this Lease and terminate this Lease by written notice to Tenant and recover from Tenant as damages for such breach:

(a)                                 the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

(b)                                 the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

(c)                                  the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

(d)                                 any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus

(e)                                  such reasonable attorneys’ fees incurred by Landlord as a result of such default, and costs in the event suit is filed by Landlord to enforce such remedy; and

(f)                                   at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (a) and (b) above, the “worth at the time of award” is computed by allowing interest at the rate of ten percent (10%) per annum.  As used in subparagraph (c) above, the “worth at the time of award” is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

All rights and remedies expressly provided in the Lease for Landlord’s protection shall be cumulative and shall be in addition to any other rights and remedies provided by law.  Landlord shall be entitled to recover from Tenant reasonable attorneys’ fees and costs incurred by Landlord in enforcing its rights hereunder.  In the event Landlord elects to re-enter or take possession of the Premises, Tenant agrees to quit and peaceable surrender the Premises and possess and repossess itself thereof, and may have, hold, and enjoy the Premises and the right to receive all rental income of and from the same.  No such re-entry and taking of possession by Landlord shall be construed as an election on Landlord’s part to terminate or surrender this Lease unless Landlord gives notice to Tenant specifically terminating the Lease.  Unless a written notice of such intention is served on Tenant, any service of demand for the payment of rent or possession required under applicable law to recover the Premises does not constitute an election on the part of Landlord to terminate this Lease, nor shall such notice or re-entry by Landlord or forfeiture by Tenant relieve Tenant of its continuing liability for unaccrued rent.

A waiver by Landlord of any breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other term or condition of this Lease, and a failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof, so long as such breach or default continues unremedied.

22.03                 Landlord’s Default.  Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by Landlord hereunder unless and until Landlord has failed to perform the obligation within fifteen (15) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform the obligation; provided, however, that if the nature of Landlord’s obligation is such that more than fifteen (15) days are required for its performance, then Landlord shall not be deemed to be in default if Landlord shall commence the performance within the fifteen (15) day period and thereafter shall diligently prosecute the same to completion.  Upon Landlord’s default, Tenant shall be entitled to exercise all rights, powers and remedies provided hereunder, at law, or in equity.  In addition, during such default, rent shall be abated as appropriate.

22.04                 Landlord’s Right to Perform Tenant’s Covenants.  If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, make the payment or perform any other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel.  Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease.  All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the next day after any payment by Landlord, together with interest thereon at the Interest Rate (as defined in Section 32), from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys’ fees.  Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

23.                               NOTICES.

Except as other wise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be deemed to have been properly served if delivered personally, sent by Federal Express or other national overnight courier or through the U.S. Postal Service, certified mail, postage prepaid, to Landlord at the addresses set forth below or such other person or place as Landlord may designate in writing and to Tenant at the Premises.  The date of personal delivery or receipt of the notice, one (1) business day after deposit with such overnight courier or three (3) business days after mailing, whichever is earlier shall be deemed the date of service of notice.  Notice may also be served by Landlord or Tenant in the same manner as provided for personal service under the Rules of Civil Procedure in the State of Utah.  Landlord’s addresses for notice are as follows:

Landlord:	WDCI, Inc.
ATTN: Vice President - Property Management
822 Bishop Street
Honolulu, HI 96813

With a copy to:	WDCI, Inc.
ATTN: General Counsel
822 Bishop Street
Honolulu, HI 96813

Tenant:	Control4 Corporation
Attn: President

11734 South Election Drive, Suite 200
Draper, Utah 84020

24.                               PERSONS BOUND.

The agreements, covenants, and conditions of this Lease shall be binding upon and shall insure to the benefit of the heirs, legal representatives, successors, and assigns of each of the parties hereto, except that no assignment, encumbrance, or subletting by Tenant, unless permitted by the provisions of this Lease, without the prior written consent of Landlord, shall vest any right of an assignee, encumbrance, or sublessee of Tenant.  The singular herein, in referring to either Landlord or Tenant, shall be deemed to include the plural where the context so requires.  If there be more than one Tenant herein named, the provisions of this Lease shall be applicable to and binding upon such Tenant jointly and severally.

25.                               SECURITY DEPOSIT.

Tenant herewith deposits with Landlord the sum referenced in the Basic Terms as a Security Deposit for the performance by Tenant of every covenant and condition of this Lease.  Said deposit may be commingled with other funds of Landlord and shall bear no interest.  If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such Security Deposit to the payment of any sum in default or any sum which Landlord may be required to spend by reason of Tenant’s default, including, but not limited to, applying the Security Deposit first to the costs of any restoration and/or cleanup made necessary by reason of above normal wear and tear of the Premises.  It is agreed that the Security Deposit is not to be considered as the last month’s Rent under this Lease.  Should Tenant comply with all of the covenants and conditions of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within a reasonable time after the expiration of the Term hereof.  If Landlord uses or applies all or any portion of the deposit, Tenant shall within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount hereinabove stated and Tenant’s failure to do so shall be a material breach of this Lease.  If the Base Rent shall, from time to time, increase during the term of this Lease, Tenant shall thereupon deposit with Landlord additional sums so that the amount of Security Deposit held by Landlord shall at all times bear the same proportion to current Base Rent as the original Security Deposit bears to the original Base Rent set forth in Section 1.01I hereof.

26.                               [INTENTIONALLY OMITTED]

27.                               SUBORDINATION/FINANCIAL DISCLOSURE.

Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign or convey in whole or in part the Premises, building, Project, this Lease and all rents and amounts payable by Landlord under the provisions hereof, and Tenant shall continue its performance hereunder notwithstanding any such transfer.  At Landlord’s option, or at the option of any mortgagee or ground lessee of Landlord, this Lease shall be made subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon or affecting real property of which the premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof pursuant to a written subordination agreement between Tenant and any such ground lessee or mortgagee.  Notwithstanding the foregoing, the subordination of Tenant’s interest pursuant to the terms hereof shall be conditional on such mortgagee or ground lessee entering into a commercially reasonable non-disturbance agreement with Tenant, which shall provide for the continuation of the Lease for the remaining term hereof on the terms and conditions hereof, notwithstanding the termination of any relevant ground lease or a foreclosure, deed in lieu of foreclosure or other transfer under any mortgage or deed of trust affecting the Project or the Premises, so long as Tenant shall have paid rent and all other sums required to be paid under this lease and shall otherwise be in compliance with the terms hereof.  Tenant agrees to execute any documents required to effectuate an attornment or subordination pursuant to the terms hereof and Tenant hereby irrevocably appoints Landlord as its agent and attorney to execute and deliver any such instrument for and in the name of Tenant if Tenant fails to do so within ten (10) days after written notice by Landlord or any ground lessee or mortgagee.  Any mortgagee, trustee or ground lessor may elect to have the Lease prior to the lien of its mortgage, deed of trust or ground lease and upon written notice to Tenant this lease shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease is dated prior subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

If Landlord desires to finance, refinance, or sell the Premises or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably requested by such lender or purchaser.  Such statements shall include the past three (3) years’ financial statements of Tenant.  All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall only be used for the purposes herein set forth.

28.                               ATTORNEY’S FEES.

If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorney’s fees to be paid by the losing party as fixed by the court.

29.                               PARKING.

Tenant’s employees, customers, invitees and visitors shall park only in areas designated for parking of vehicles.

30.                               EXAMINATION OF LEASE.

Submission of this document for examination or signature by Tenant does not constitute a reservation of or option for space and it is not effective as a lease or otherwise until execution by both Tenant and Landlord.

31.                               BROKER’S COMMISSIONS.Tenant and Landlord each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than those persons, if any, whose names are set forth in this Paragraph 31) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder’s fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys’ fees or liability for compensation, commission or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.  Named brokers:

Landlord’s Broker:	CB Richard Ellis

Tenant’s Broker:	Cottonwood Realty Group

The commission payable to Landlord’s Broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Landlord and Landlord’s Broker.  Landlord’s Broker shall pay a portion of its commission to Tenant’s Broker, if so provided in any agreement between Landlord’s Broker and Tenant’s Broker.  Nothing in this Lease shall impose any obligation on Landlord to pay a commission or fee (a) to any party other than Landlord’s Broker or (b) to any party with respect to (i) the exercise by Tenant of any option or right of first refusal pursuant to this Lease, or (ii) any extension or renewal of this Lease.

32.                               LATE PAYMENT/INTEREST.

Tenant’s failure to pay Rent or any other payment required of Tenant hereunder within five (5) days of the due date therefor shall result in the imposition of a service charge for such late payment in the amount of five percent (5%) of such required payment to cover Landlord’s administrative costs to handle late payments.  Imposition of and/or payment of a service charge for late payment shall not constitute a cure or waiver for such default in payment.  In addition, any amount which is not paid when due shall bear interest from the date due until the date paid at the rate (“Interest Rate”) which is the lesser of fifteen percent (15%) per annum or the maximum rate permitted by law.

33.                               ESTOPPEL CERTIFICATE.

Tenant shall upon not less than ten (10) day’s prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and is full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed; and (iii) stating the correctness or incorrectness of any other fact related to Tenant’s use and occupancy of the Premises or either or both Landlord’s and Tenant’s rights and obligations under this Lease as may be reasonably requested.  Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

At Landlord’s option, Tenant’s failure to deliver such statement within such time shall be a material default under this Lease or shall be conclusively entitle Landlord or any third party to rely on the facts (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord’s performance, and (iii) that not more than one month’s rent has been paid in advance.

34.                               PARTIAL INVALIDITY.

If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, or violate a party’s legal rights, then such term, covenant, condition or provision shall be deemed to be null, void, and unenforceable; however, all provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which are held invalid, unenforceable, or violative of legal rights, shall not be affected thereby, and each and every other term, covenant, condition or provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

35.                               CAPTIONS.

The captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of any provisions in this Lease.

36.                               ENTIRE AGREEMENT.

This Lease, together with the referenced Rider and Exhibits (which are incorporated herein by this reference), contains the entire agreement between the parties, and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement, in writing, signed by Landlord and Tenant after the date hereof.  No prior agreements or understandings pertaining to this Lease prior to the date hereof shall be effective.

37.                               LANDLORD’S LIABILITY.

37.01                 Transfer of the Project.  Upon transfer of the Project and assignment of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of the transfer and assignment, and from all liability for the Security Deposit.  Tenant shall attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding.

37.02                 Landlord’s Exculpation.  In the event of default, breach or violation by Landlord of any of Landlord’s obligations under this Lease, Landlord’s liability to Tenant shall be limited to its ownership interest in the Building and Project or the proceeds of a public sale of the ownership interest pursuant to the foreclosure of a judgment against Landlord.  Landlord shall not be personally liable, or liable in any event, for any deficiency beyond its ownership interest in the Building and Project.

38.                               SURRENDER OF PREMISES.

On the expiration or early termination of this Lease, Tenant shall surrender the Premises to Landlord “broom-clean”, in its condition as of the Commencement Date, normal wear and tear excepted.  Tenant shall remove from the Premises all of Tenant’s personal property, trade fixtures and any alterations required to be removed by Landlord.  Tenant shall repair damage or perform any restoration work required by the removal.  If Tenant fails to remove any personal property, trade fixtures or alterations after the end of the Term as required by Landlord, Landlord may remove the property and store it at Tenant’s expense, including interest at the Interest Rate.  If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys’ fees and costs.

39.                               MORTGAGEE PROTECTION.

In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Building and shall offer the beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

40.                               NO OPTION TO EXTEND LEASE.

Tenant does not have the option to extend this Lease.

41.                               WAIVER OF TRIAL BY JURY.

LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY AND CONSENT TO TRIAL WITHOUT A JURY IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR TENANT AGAINST THE OTHER IN CONNECTION WITH THIS LEASE.

IN WITNESS WHEREOF the parties have signed triplicate copies hereof.

TENANT:		LANDLORD:

Control4 Corporation, a Delaware corporation		WDCI, INC., a Hawaii corporation

		By:	/s/ Norbert Buelsing
By:	/s/ William B. West	Name:	NORBERT BUELSING
	William B. West, CEO	Its:	PRESIDENT
[Printed Name and Title]
		By:	/s/ Charles W. Loomis
		Name:	CHARLES W. LOOMIS
		Its:	ASST. SECRETARY

EXHIBIT A

PREMISES

A-1

EXHIBIT B

RULES AND REGULATIONS

The following rules and regulations constitute a part of the Lease and are hereby incorporated herein:

1.                                      During periods of freezing weather conditions, Tenant shall maintain sufficient heat within the demised premises to insure that water and fire sprinkler pipes do not freeze.  Tenant hereby acknowledges that the fire protection system in the building is a “wet” (water filled) system.

2.                                      All shipping pallets shall be stored within the demised premises and not outside of the building unless they are to be disposed of during the business day.

3.                                      Tenants shall deposit all trash and rubbish in their own container in such a manner that styrofoam packing and other materials are not scattered throughout the complex by natural forces i.e., the wind.

4.                                      Tenant shall cooperate with the other tenants within the complex as to truck parking and/or “spotting” to insure all tenants have easy access to their respective loading areas.  All automobiles shall be parked in the designated areas.

SIGNS

All signs must be approved in writing and must conform to the following standards in addition to any sign regulations adopted by Salt Lake City Corporation.  All existing signs not conforming to these standards, which conformed to the Salt Lake City regulations when erected, are considered to be a legal nonconforming sign, the continued use of which shall be governed by the Salt Lake City Corporation sign regulations relating to nonconforming signs.

Only the following signs are allowed:

a.                                      public necessity signs identifying danger or hazard on or near the premises.

b.                                      property signs offering the property for sale or lease, or announcing contemplated improvements.

c.                                       on-premises business signs directing attention to a use, product, or service conducted on the premises on which it is located.

d.                                      identification signs indicating nature of buildings or uses other than commercial or industrial.

e.                                       service signs giving information to public such as directions to parking facilities.

B-1

In addition to signs prohibited in Salt Lake City sign regulations, the following signs are specifically prohibited:

a.                                      off-premises business signs advertising products or services not provided on the premises.

b.                                      roof signs erected partly or wholly on or over the roof of a building.

c.                                       wall signs painted or giving the appearance of being painted on the wall of a building.

Business signs shall be limited to one or more signs not exceeding one (1) squared foot for each two (2) linear feet of frontage occupied by owner or occupant, but in no case shall the total area of all business signs associated with one building exceed one hundred seventy (170) square feet.

Where buildings are owned or occupied by more than one business entity in the same building, business signs must be standardized flat signs.  Standards must include shape, back ground color, and size which will be limited to twelve (12) square feet per occupant.

B-2

EXHIBIT C

COMMENCEMENT DATE MEMORANDUM

LANDLORD:	WDCI, INC., a Hawaii corporation

TENANT:	Control4 Corporation, a Delaware corporation

LEASE DATE:	September 1, 2004

PREMISES:

Pursuant to Section 4.02 of the above-referenced Lease, the Commencement Date hereby is established as September 1, 2004, and the Expiration Date is hereby established as August 31, 2007.

TENANT:		LANDLORD:

Control4 Corporation, a Delaware corporation		WDCI, INC., a Hawaii corporation

		By:	/s/ Norbert Buelsing
By:	/s/ William B. West		NORBERT BUELSING PRESIDENT
	William B. West, CEO		[Printed Name and Title]
[Printed Name and Title]
		By:	/s/ Charles W. Loomis
CHARLES W. LOOMIS ASST. SECRETARY
[Printed Name and Title]

C-1

EXHIBIT D

LANDLORD’S WORK

Landlord shall complete the following prior to the commencement date:

•                                          Repair damaged overhead door

•                                          Repair damaged soffit and truck loading area

D-1

Date:	June 23, 2004

To:	Greg Gunn

From:	Michael Jeppesen

Subject:	Control4 at Centennial Plaza

This memo shall outline the additional agreements for the lease between Control4 Corporation (“Tenant”) and WDCI, Inc. (“Landlord”) for the property located at 3612 West 1820 South, Salt Lake City, Utah.

1.                                      Landlord will provide a rent credit to Tenant in the amount of $1,000 towards the first month’s net rental in lieu of the trip giveaway promotion.

2.                                      Month one of the lease shall be free of base rent charges to Tenant.  Operating expenses shall still be due and payable by Tenant.

3.                                      Landlord has performed the repair requirements under Exhibit “D” of the lease.

4.                                    Tenant shall be granted Early Possession to the premises as per section 4.05 of the Lease., so long as Tenant has paid the first month’s rent and security deposit as provided for in the Lease, and provided a Certificate of Insurance naming the Landlord, and CBRE as additional insureds.

If you have any questions regarding the lease please feel free to contact me.

Respectfully,

CB RICHARD ELLIS

Michael Jeppesen

FIRST AMENDMENT TO LEASE

This First Amendment to Lease Agreement (the “First Amendment”) is made and entered into this 24th day of May 2006, by and between WDCI, Inc. (the “Landlord”) and Control4 Corporation, (the “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement dated June 29, 2004 for premises consisting of approximately 15,000 leaseable square feet located at 3612 West 1820 South, Salt Lake City, Utah (Existing Premises), and,

WHEREAS, the Lease Agreement and this First Amendment shall be hereinafter collectively be referred to as the “Lease”, and,

NOW THEREFORE, the parties hereto hereby agree as follows:

1.                                      Effective June 1, 2006 the Premises shall include 3614 West 1820 South, Salt Lake City, Utah (“Expansion Space”), comprising an additional approximately 20,000 square feet of leaseable area as shown on the attached site plan (Exhibit A).  The Existing Premises and the Expansion Area, together have an area of 35,000 square feet, more or less, and from and after June 1, 2006, shall be referred to as the “Premises”.

2.                                      The Expiration Date of the Lease is hereby amended to be May 31, 2011.

3.                                      Base Rent shall be as follows:

June 1, 2006- December 31, 2006	$5,400.00 per month
January 1, 2007 - May 31, 2007	$9,450.00 per month
June 1, 2007 - May 31, 2008	$9,800.00 per month
June 1, 2008- May 31, 2009	$10,150.00 per month
June 1, 2009- May 31, 2010	$10,500.00 per month
June 1, 2010- May 31, 2011	$10,850.00 per month

4.                                      Upon execution of this Amendment by Landlord and Tenant, Landlord shall promptly commence the following permanent improvements (“Tenant Improvements”) to the Premises, and shall promptly complete them in a timely manner using Landlord’s good faith efforts (subject to force majeure or any delays caused by Tenant).  Furthermore, Tenant may elect to have Landlord competitively bid any materials, contractors, or subcontractors to no less than three sources (unless three sources do not exist) and pick the vendor or service provider as determined by Tenant.  Tenant shall notify Landlord in writing in advance of Tenant’s intent to do so, and any delays resulting from this process (except delays caused solely by Landlord) shall be attributed to Tenant

•                                          Add two restrooms in the Expansion Premises.  (One men’s having one toilet, one urinal, and one sink and one women’s having one toilet and one sink.)

•                                          One 10’ wide by 12’ tall penetration in the demising wall between the Existing Premises and Expansion Space, the exact location of which shall be mutually agreed upon by Landlord and Tenant.

•                                          Change the lighting in the Expansion Space to Halogen lamps, the exact layout of which shall be mutually agreed upon by both Landlord and Tenant once Tenant has established its space plan.

•                                          Install adequate swamp coolers in both the Existing Premises and Expansion Space to maintain the Premises at a commercially reasonable temperature throughout the Summer months.

•                                          Install fiber optic cable to the Existing Premises.  Landlord and Tenant agree that Tenant has already paid $16,064 to Qwest for the installation of the fiber optic cable.  Upon execution of this Amendment and receipt by Landlord of evidence of payment (paid invoice, cancelled check), Landlord shall reimburse Tenant for this expense (which shall be deducted from the available allowance described below).

•                                          Build a basic break room with cabinets/counters, sink, and electrical outlets for a refrigerator, microwave, and vending machines (but Landlord is not obligated to provide such refrigerator, microwave, or vending machine, all of which are Tenant’s responsibility).  The location, layout, and design of the break room shall be mutually agreed upon by both Landlord and Tenant.

•                                          Install two dock levelers at Tenant’s discretion, should the Tenant Improvement budget allow.

Landlord shall be responsible for payment of all Tenant Improvement costs up to $35,000.00.  Should Tenant Improvement costs exceed this amount, Landlord shall provide an Additional Tenant Improvement Allowance in a maximum amount of $15,000, to be repaid by Tenant to Landlord over the remaining Lease Term.  The Additional Tenant Improvement Allowance shall be fully amortized as additional rent over the balance of the Lease Term commencing January 1, 2007, using an 8.5% per annum amortization rate.  In such event, Landlord will calculate the amount of additional rent payable by Tenant and deliver to Tenant in writing a payment schedule for such amount.  Costs for any Tenant Improvements in excess of $50,000 shall be the responsibility of the Tenant.  In the event Landlord pays such costs, Tenant shall reimburse Landlord within ten (10) days of receipt of an invoice therefor, and such amount shall be considered additional rent under the Lease.

The Lease is amended to conform to the terms and conditions of this First Amendment and in the event of any conflict between the provisions of this First Amendment and the Lease, the provisions of this First Amendment shall control; but in all other respects, the provisions of the Lease shall continue in full force and effect, and are hereby ratified and affirmed.

IN WITNESS HEREOF, the parties hereto have executed this First Amendment on the day and year written above.

TENANT		LANDLORD
CONTROL4 CORPORATION		WDCI, INC.

By:	/s/ Rhonda Basset Spears	By:	/s/ Norbert Buelsing
NORBERT BUELSING PRESIDENT

Its:		By:	/s/ Charles W. Loomis
CHARLES W. LOOMIS ASST. SECRETARY

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment’) is entered into as of the 25th day of February, 2011, by and between WDCI, INC., a Hawaii corporation (“Landlord”) and CONTROL4 CORPORATION, a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord is the landlord and Tenant is the tenant under that certain Industrial Lease dated June 29, 2004, as amended by First Amendment to Lease dated May 24, 2006 (as amended, the “Lease”) demising Suites 3612 and 3614 in the Centennial Plaza complex, comprising approximately 35,000 square feet of space, all as more particularly described in the Lease.

WHEREAS, Landlord and Tenant desire to extend the term of the Lease, set the rent for such extended term, and update various provisions of the Lease, all on the terms and conditions set forth below;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant make this Amendment.  All terms capitalized and not otherwise defined in this Amendment shall have the respective meanings ascribed to them by the Lease.

AMENDMENT TO LEASE

1.                                      Premises.  Inadvertently, Exhibit A of the Lease, outlining the Premises, was not attached to the Lease.  Accordingly, Exhibit A attached to this Amendment is hereby added as Exhibit A to the Lease.

2.                                      Lease Term.  The Lease Term is extended for six (6) months, such that the new Expiration Date shall be November 30, 2011.

3.                                      Base Rent.  Base Rent for the extended portion of the Lease Term shall be as follows:

June 1, 2011 - November 30, 2011 $10,850.00 per month

4.                                      Option to Extend.  Provided that Tenant is not then in default under the Lease, Tenant shall have the right to extend the Lease Term for one additional six (6) month period, such that the Expiration Date would be May 31, 2012, at the same Base Rent of $10,850.00 per month, plus all other amounts that comprise “Rent” under the Lease.  To exercise its right, Tenant must give Landlord notice in writing of its intent to extend the Lease Term no later than August 3 1, 201 1.  Should Tenant exercise its right, except only the Expiration Date, the extension shall be on the same terms and conditions set forth in this paragraph for the first extension period.

5.                                      Right of First Offer.  Landlord grants to Tenant a one time right of first offer (“ROFO”) to lease Suite 3610, totaling 10,000 square feet (the “ROFO Space”), should it come

1

available during the Lease Term.  The ROFO shall be subordinate and secondary to all rights of expansion, rights of first refusal, rights of first offer, or similar rights granted to tenants under any existing tenant space leases within the Building and existing as of the date of the ROFO Notice (as defined below).  The rights described in this paragraph shall be known collectively as “Superior Rights.” Landlord shall give Tenant written notice when Landlord determines that the ROFO Space is available for lease (the “ROFO Notice”), as long as no Superior Right has been exercised or asserted.

The ROFO Notice shall (a) state the Base Rent proposed by Landlord for the ROFO Space (the “ROFO Rent”); and (b) slate the estimated date that Landlord then-anticipates the ROFO Space will be available for delivery to Tenant.  All other terms and conditions for leasing the ROFO Space shall be as set forth in the Lease, except for any improvement allowances, tenant improvements by Landlord, and other tenant inducements therein, if Tenant wishes to exercise the ROFO, Tenant shall deliver to Landlord written notice (“Exercise Notice”), which shall be irrevocable, within ten (10) business days after receipt of the ROFO Notice.  The ROFO Rent shall be as set forth in the ROFO Notice, except that if Tenant disagrees with the ROFO Rent proposed by Landlord, Tenant shall include in the Exercise Notice Tenant’s counter-proposal for ROFO Rent.  Tenant must elect to exercise the ROFO, if at all, only with respect to all of the ROFO Space, and Tenant may not elect to lease only a portion of such space.  If Tenant fails to timely deliver the Exercise Notice, Tenant shall be deemed to have waived its ROFO and Landlord shall thereafter be free to lease the ROFO Space to any third party.

If Landlord and Tenant are unable to agree on ROFO Rent by the date thirty (30) days after the Exercise Notice, the ROFO Rent shall be determined by arbitration as set forth herein, in such event, ROFO Rent shall be at the “Market Rate”, which is described as follows:

The Base Rent that would be agreed to by a landlord and a new tenant, each of whom is willing, but neither of whom is compelled, to enter into the lease transaction, The Market Rate shall not take into account any existing tenant improvements or any special uses or rights afforded to Tenant under the Lease in connection with the Premises, but shall take into account the following factors:

i.                                          Rent for comparable premises in comparable existing buildings (taking into consideration, but not limited to, use, location within the applicable building, definition of net rentable area, quality, age, and location of the applicable buildings):

ii.                                       The length of the remaining Lease ‘term; and

iii.                                  The extent to which inducements such as tenant improvement allowances, rent credits, moving allowances, space planning allowances, or similar inducements given to tenants affect the determination of Market Rent for the Base Rate.

The determination of the appraiser(s) shall be limited to the sole issue of whether Landlord’s or Tenant’s proposed ROFO Rent is the closest to the Market Rate as determined by the appraiser(s).  if the parties agree upon a single appraiser, such appraiser’s decision shall be

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final and binding upon both parties, if the parties fail to agree upon a single appraiser within forty (40) days after the Exercise Notice, there shall be an arbitration by three (3) appraisers, in which case either party shall name one appraiser by written notice to the other party, whereupon the other party shall, within ten (10) days after receipt of such notice, name the second appraiser, and in case of failure to do so, the party who has already named an appraiser may have the second appraiser selected or appointed by a judge of the trial court of the county in which the Premises is located.  The two appraisers so appointed shall appoint a third appraiser, and if the two appraisers shall fail to appoint such third appraiser within ten (10) days after the naming of the second appraiser, cither party may have the third appraiser appointed by such judge, and the three appraisers so appointed shall thereupon proceed to make the determination required by this section.  The decision and award of any two appraisers shall be final, conclusive and binding upon both parties, unless such decision and award shall be vacated, modified or corrected, all as provided by in the arbitration statute (if any) of the state in which the Premises is located.  The appraisers shall notify the parties of their decision within thirty (30) days after initiation of the arbitration proceeding.

The appraisers shall have the MAI designation and a minimum of ten (10) years experience in the Salt Lake City market, and shall have all of the powers and duties prescribed by the laws of the state in which the Premises is located, and judgment may be entered upon any such decision and award as therein provided.  If, and whenever the fixing of ROFO Rent is under arbitration, Tenant, pending the determination thereof, shall continue to pay the same Base Rent per square foot for the ROFO Space that it is then paying for the Premises, and shall promptly pay the deficiency, if any upon the conclusion of the arbitration proceedings, if Base Rent paid by Tenant is more than the ROFO Rent.  Landlord shall reimburse or credit Tenant for such difference.  The cost of such arbitration shall be borne by the losing party, except attorneys’ fees and witness fees that shall be borne by the party engaging such attorney or witness.

6.                                      Patriot Act.  Tenant covenants that the use of the Premises will not violate (a) the Trading with the Enemy Act, as amended, or (b) any of the foreign assets control regulations of the United States Treasury Department or any enabling legislation or order relating thereto.  Without limiting the foregoing, neither Tenant nor any guarantor (i) is, or will become a person described in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or as described by Section 1 of Executive Order 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, or Support Terrorism (3 1 CFR Part 595 et seq.) or (ii) to its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such person.  Tenant covenants that Tenant is in compliance, in all material respects, with the USA Patriot Act, to the extent applicable.  Tenant will indemnify, defend, and hold harmless Landlord from any claims, costs, expenses, demands, fees (including reasonable attorneys’ fees), penalties, and amounts related to Tenant’s violation of the provisions of this Section, or the failure of any of the provisions in this Section to be true or accurate at any time during the Term.  The indemnification provisions of this Section shall survive termination of the Lease for any reason.

7.                                      Certification.  As an essential inducement to Landlord to execute this Amendment.  Tenant hereby certifies and warrants to and agrees with Landlord that to Tenant’s knowledge (a) no event of default by Landlord under the Lease exists as of the dale of this Amendment, nor has any event occurred which, with the passage of time or the giving of notice,

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or both, would constitute an event of default, (b) Landlord is not in any manner in default in the performance or observance of any obligation or duty owned to Tenant, under the Lease or otherwise, and (c) Tenant has no defenses, offsets, claims or counterclaims to the observance and performance by Tenant of any provision of the Lease.

8.                                      Full Force and Effect.  The provisions of the Lease are hereby amended to conform herewith, and in the event of any conflict between the provisions of the Lease or this Amendment, the provisions of this Amendment shall control; but in all other respects, the provision of the Lease shall continue in full force and effect.

9.                                      Severability.  If for any reason any of the provisions of this Amendment shall be unenforceable or ineffective, all of the other provisions shall remain in full force and effect.

10.                               Entire Agreement.  The provisions of this Amendment constitute, and are intended to constitute, the entire agreement of Landlord and Tenant regarding this Amendment.  No terms, conditions, warranties, promises or undertakings of any nature whatever, express or implied, exist between Landlord and Tenant except as expressly set forth in the Lease as amended by this Amendment.  Any amendment or modification of the Lease must be in writing and signed by both Landlord and Tenant.

11.                               Miscellaneous.  The section headings herein are for convenience of reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.  This Amendment may be signed in counterparts and by facsimile signature.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date above set forth.

LANDLORD:		TENANT:

WDCI, INC.		CONTROL4 CORPORATION

By:	[Illegible]	By:	/s/ Mark Novakovich
Its:	EXECUTIVE VICE PRESIDENT	Its:	VP Finance

By:	[Illegible]	By:
Its:	ASST. SECRETARY	Its:

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EXHIBIT A

Premises Outline

[insert drawing showing outline of Premises]

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EXHIBIT A

OFFICE
2,864 SF

SAMUEL J. BRADY
ARCHITECTS

CENTENNIAL PLAZA
SALT LAKE CITY, UT
MARCH 11, 2010

EXHIBIT E

Schedule 1

INSURANCE QUESTIONNAIRE

1.                                     Do you use store or contemplate using at any time fluids or other materials having a closed cup flash point 80 degrees or less including, but not limited to, gasoline, benzene, carbon disulfide, naphtha, kerosene, LPG, or other materials?  Yes ☐ No ☐

If yes, please answer the following:

A.                                    Will you use Underwriter’s Laboratories approved self-closing cans?
Yes ☐ No ☐

B.                                    What is the gallon capacity you anticipate storing or using?

C.                                    Will the above be “shelf stock” stored in original sealed containers?
Yes ☐ No ☐

D.                                    Do you plan to store or use the above outside of the building?
Yes ☐ No ☐

If yes, will it be within 30 feet of the building? Yes ☐ No ☐

2.                                      Do you have or plan to have a gasoline engine or other gasoline powered equipment to be used in the building (other than forklifts)? Yes ☐ No ☐

3.                                      Do you contemplate the use of any spray painting equipment? Yes ☐ No ☐

If yes, please answer the following:

A.                                    Will an Underwriter’s Laboratory approved booth be installed?
Yes ☐ No ☐

B.                                    If yes, submit the specifications for the booth or furnish the name of the booth company and person to contact including telephone number and address.

4.                                      Do you contemplate or plan to operate a restaurant or similar cooking facility?
Yes ☐ No ☐

If yes, will you install an Underwriter’s Laboratory approved hood and dust fire extinguisher system? Yes ☐ No ☐

5.                                      If building is sprinklered, please answer the following:

A.                                    Do you contemplate storing stock over 1 5 feet without racks, or over 12 feet with racks?
Yes ☐ No ☐

B.                                    How many feet in height will you store goods?

C.                                    Will you store goods closer than within 3 feet of the sprinkler heads?
Yes ☐ No ☐

D.                                    Will you use racks or shelves for storage? Yes ☐ No ☐

E.                                     If answer to “D” above is “Yes”, please answer the following:

1.                                      Are racks slatted, solid, or open?

2.                                      What is the width of racks?

3.                                      Will racks be single or multi-row?

4.                                      What is the aisle width between racks?

F.                                      Describe the goods to be stored:

G.                                    What materials are the products made of?

H.                                   Will your inventory consist of any of the following? Please check the appropriate item(s).

☐ Linoleum products

☐ Lacquers in cans or in cartons

☐ All high-hazard plastics

☐ Upholstered furniture

☐ Wooden furniture

☐ Eighty-six proof or higher liquors

☐ Pharmaceuticals in bottles

☐ Rugs or carpets

☐ Rolled pulp and paper light tissue crepe grade (horizontal storage or racked)

☐ Balled waste paper

☐ Alcohol in cans or bottles or in cartons

☐ Baled cork

☐ Wooden patterns, pallets, and flats

☐ Rolled pulp and paper (vertical storage)

☐ Unhanded or light tissue crepe paper

☐ Rolled asphalt paper (vertical)

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☐ Rubber Tires

☐ Foam or sponge rubber

☐ Crude or synthetic rubber

☐ Roamed plastic products (with or without cartons)

☐ Goods encapsulated by plastic

If any of the above is “checked”, do you plan to install approved in-rack or in-bin sprinklers?
Yes ☐ No ☐

Do you plan to install other fire protection devices? Yes ☐ No ☐

If yes, describe:

6.                                      Do you contemplate any of the following operations? If yes, please check the appropriate occupancy.

☐ Storage of dynamite, dynamite caps, or gunpowder

☐ Woodworking (any kind)

☐ Paper Box Manufacturing

☐ Excelsior Works

☐ Paper Shredding Plants

☐ Upholstery Works

☐ Cotton Storage

☐ Broom Manufacturing

☐ Calcium Carbide (Slocks)

☐ Celluloid Goods

☐ Fireworks

☐ Furniture Repairing

☐ Furniture Factories

☐ Moving Picture Film (Slock)

☐ Paint Manufacturing

☐ Printer’s Ink Manufacturing

☐ Rubber Tire Recap or Retread

7.                                      What is your contemplated usage if not previously covered?

COMPANY NAME:

LOCATION OF PREMISES:

SIGNED BY:	DATE:

TITLE:

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Schedule 2

ENVIRONMENTAL QUESTIONNAIRE

The protection of the environment and compliance with all applicable environmental laws are of extreme importance to Landlord.  As part of Landlord’s leasing procedures, please complete this Environmental Questionnaire (“Questionnaire”) for every business that will be conducted from the leased premises.  Use additional sheets if there is insufficient space for your response.  Thank you for your cooperation.

1.                                      Tenant’s name:

2.                                      Location of leased premises:

3.                                      Each business to be conducted by Tenant at the leased premises (please be specific):

4.                                      Will all or any portion of the premises be subleased to others? Yes ☐ No ☐
If yes, identify each subtenant and each business to be conducted by the subtenant at the premises (please be specific):

	Subtenant Name	Business

a)

b)

5.                                      Please indicate which of the following items will be placed, used, stored, treated or generated at the leased premises by Tenant or any subtenant (check all applicable categories):

☐ Underground storage tank.

☐ Above-ground storage tank.

☐ Any hazardous materials or wastes that are regulated by state or federal law.  (If this category is checked, please complete Part A on page 3 of this questionnaire.)

☐ Any other materials which, if not properly stored, treated or handled, could pose a risk of harm to the environment.  (If this category is checked, please complete Part B on page 3 of this questionnaire.)

☐ None of the above.

6.                                      Will any by-product of any business conducted at the leased premises by Tenant or any subtenant be released or discharged into the atmosphere, the ground or any waterway,

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drainage ditch, or private cesspool or septic tank?
Yes ☐ No ☐ (If yes, please complete Part C on page 3 of this questionnaire.)

7.                                      Has Tenant or any proposed subtenant been subject to any warning from or citation, penalty, lawsuit or administrative action by any government agency under any hazardous materials law?
Yes ☐ No ☐ (If yes, please complete Part D on page 3 of this questionnaire.)

Tenant hereby certifies that each of the above questions has been answered accurately and completely.  Tenant acknowledges that neither the above answers nor Landlord’s receipt and review of this Questionnaire will release Tenant from any liability or responsibility for environmental matters or from any liability or obligation under Tenant’s lease with Landlord, or result in any transfer or assumption of any liability or responsibility to or by Landlord.

Signature:	Date:

Title:

5

ENVIRONMENTAL QUESTIONNAIRE

Additional Information

Please use additional sheets if there is insufficient space for your response.

A.                                    The following regulated hazardous materials or wastes will be used, stored, treated or generated at the leased premises:

B.                                    The following other materials, if not properly stored, treated or handled, could pose a risk of harm to the environment:

C.                                    The following by-products will be released or discharged into the atmosphere, the ground, a waterway, a drainage ditch or a private cesspool or septic tank:

D.                                    The following warning from, or citation, penalty, lawsuit or administration by a government agency under a hazardous materials law was brought against me or my proposed subtenant
(please describe):

Tenant hereby certifies that each of the above questions has been answered accurately and completely.  Tenant acknowledges that neither the above answers nor Landlord’s receipt and review of this Questionnaire will release Tenant from any liability or responsibility for environmental matters or from any liability or obligation under Tenant’s lease with Landlord, or result in any transfer or assumption of any liability or responsibility to or by Landlord.

Signature:	Date:

Title:

6

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Amendment”) is entered into as of the 7th day of November, 2011, by and between WDCI, INC., a Hawaii corporation (“Landlord”) and CONTROL4 CORPORATION, a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord is the landlord and Tenant is the tenant under that certain Industrial Lease dated June 29, 2004, as amended by First Amendment to Lease dated May 24, 2006, and Second Amendment to Lease dated February 25, 2011 (as amended, the “Lease”) demising Suites 3612 and 3614 in the Centennial Plaza complex, comprising approximately 35,000 square feet of space;

WHEREAS, Landlord and Tenant desire to extend the term of the Lease, set the rent for such extended term, and update various provisions of the Lease, all on the terms and conditions set forth below;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant make this Amendment.  All terms capitalized and not otherwise defined in this Amendment shall have the respective meanings ascribed to them by the Lease.

AMENDMENT TO LEASE

1.                                      Lease Term.  The Lease Term is extended for sixty four (64) months, such that the new Expiration Date shall be March 31, 2017.

2.                                      Base Rent.  Base Rent for the extended portion of the Lease Term shall be as follows

Term	Base Rent Per Month
12/1/11 -3/31/12	$0.00
4/1/12-3/31/13	$11,550.00
4/1/13-3/31/14	$11,896.50
4/1/14-3/31/15	$12,253.40
4/1/15-3/31/16	$12,621.00
4/1/16-3/31/17	$12,999.63

3.                                      Option to Extend.  Provided that Tenant is not then in default under the Lease, Tenant shall have the right to extend the Lease Term for one additional period of either thirty-six (36) or sixty (60) months, as determined by Tenant pursuant to this Paragraph 3 (the “Extension Option”).

a.                                      The Extension Option is subject to the following conditions:

i.                                          Other than a Permitted Assignment as defined in Section 8.03 of the Lease, the rights contained in this Paragraph shall be personal to the originally named and

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may be exercised only by the originally named Tenant (and not any other non permitted assignee, subtenant, or other non permitted transferee of Tenant’s interest in the Lease).

ii.                                       Tenant shall not be in default when it exercises its option or at the commencement of the Option Term (defined below), nor shall Tenant have been in material default under the Lease (regardless of whether such default was ultimately cured) more than three (3) times during the Lease Term.  Whether a default is material is in Landlord’s reasonable discretion, but shall include without limitation, failure to pay Rent when due.

iii.                                    If Tenant properly exercises the Extension Option and all conditions set forth in this Paragraph are satisfied, the term shall be extended for the Option Term.  Tenant’s exercise of the Extension Option is irrevocable.

iv.                                   Tenant must exercise the Extension Option, if at all, only at the lime and in the manner provided in this Paragraph.

b.                                      Exercise of Extension Option:

i.                                          If Tenant wishes to exercise the Extension Option, Tenant shall deliver written notice (“Interest Notice”) to Landlord no less than six (6) months before the expiration of the initial Lease Term.  The Interest Notice shall state whether Tenant elects to exercise the Extension Option for a thirty-six (36) month term, or a sixty (60) month term, and whichever Tenant elects in the Interest Notice shall be the “Option Term.” Within sixty (60) days after Landlord’s receipt of Tenant’s Interest Notice, Landlord shall deliver notice (“Option Rent Notice”) to Tenant stating the Base Rent for the Option Term (the “Option Rent”), based upon Landlord’s determination of fair market rental value of the Premises as of the commencement date of the Option Term.

ii.                                       If Tenant wishes to exercise the Extension Option, Tenant must, on or before the earlier of (1) the date occurring three (3) months prior to the commencement of the Option Term, or (2) the date occurring thirty (30) days after Tenant’s receipt of the Option Rent Notice, exercise the Extension Option by delivering written notice (“Exercise Notice”) to Landlord.  If Tenant wishes to contest the Option Rent stated in the Option Rent Notice, Tenant must provide, with the Exercise Notice, written notice to Landlord that Tenant objects to the stated Option Rent and include Tenant’s determination of the fair market rental value of the Premises.  If Tenant provides such written objection and includes Tenant’s determination of fair market rental value, the Option Rent shall be determined in accordance with the procedure set forth below for determining fair market rental value.  Otherwise, the Option Rent shall be as set forth in the Option Rent Notice.  If Tenant fails to deliver a timely Interest Notice or Exercise Notice, Tenant shall be considered to have elected not to exercise the Extension Option.

iii.                                    If Tenant timely exercises its Extension Option, Landlord and Tenant shall, within thirty (30) days after the Option Rent is determined, execute an amendment to the Lease extending the Term on the terms and conditions set forth in this Paragraph.  If Landlord and Tenant are unable to agree on the Option Rent for the Option Term, the Option Rent shall be the fair market rental value of the Premises (at least commensurate with rents typical of other similar space in other comparable projects), including amenities offered, but in

2

no event shall the monthly Option Rent be less than the Base Rent for the immediately preceding month.  Determination of such fair market rental shall include consideration of any commercially-reasonable, industry-standard commissions payable, incentives, free rent, tenant improvement allowances, or any other incentives offered by a landlord to a new tenant, each of whom is willing, but neither of whom is compelled, to enter into a lease transaction.  If each party makes a timely determination of the fair market rental value, those determinations shall be submitted to an appraiser as provided herein.  Such appraisal shall commence as soon as practicable following the Exercise Notice.  If there is an appraisal, the determination of the appraiser(s) shall be limited to the sole issue of whether Landlord’s or Tenant’s submitted fair market rental value is the closest to the actual fair market rental value as determined by the appraisers in accordance with the limitations set forth in this Paragraph.  Such Option Rent shall be payable in advance on the first day of each month.  If the parties agree upon a single appraiser, such appraiser’s decision shall be final, conclusive and binding upon both parties, subject to the minimum limitations stated above.  If the parties fail to agree upon a single appraiser within ten (10) days of the Exercise Notice, there shall be an arbitration by three (3) appraisers, in which case either party shall name one of the appraisers by written notice to the other party, whereupon the other party shall, within ten (10) days after receipt of such notice, name a second appraiser, and in case of failure to do so, the party who has already named an appraiser may have the second appraiser selected or appointed by a judge of the trial court of the county in which the Premises is located; and the two appraisers so appointed, in either manner, shall select and appoint a third appraiser, and if the two appraisers so appointed shall fail to appoint the third appraiser within ten (10) days after the naming of the second appraiser, either party may have the third appraiser selected or appointed by such judge; and the three appraisers so appointed shall thereupon proceed to make the determination required by this Paragraph, and the decision and award of any two of them shall be final, conclusive and binding upon both parties, subject to the minimum limitations stated in this Paragraph, unless such decision and award shall be vacated, modified or corrected, all as provided by in the arbitration statute (if any) of the state in which the Premises is located.  The appraisers shall be recognized real estate appraisers who are members of the American Institute of Real Estate Appraisers (MAI) or Society of Real Estate Appraisers or any similar appraisal organization, shall have a minimum of 5 years experience in the Salt Lake City market, and shall have all of the powers and duties prescribed by the laws of the state in which the Premises is located, and judgment may be entered upon any such decision and award as therein provided,

iv.                                   In ascertaining the fair market rental value of the Premises, the appraisers shall assume for purposes of their appraisal that the Premises are available for immediate utilization to the greater of the use then being made of the Premises by Tenant or the then-highest and best use therefor.  Subject to the foregoing provisions, the process or method of appraisal shall be that receiving general acceptance among competent, experienced and recognized appraisers in the field of real estate valuation in the state in which the Premises is located.  If, and whenever the fixing of such fair market rental value is under arbitration, Tenant, pending the determination thereof, shall continue to pay the same Rent that it had been paying during the last preceding rental period and shall promptly pay the deficiency, if any, upon the conclusion of the arbitration proceedings.  If Tenant does not pay the deficiency within 10 days following the determination of fair market rental through arbitration, Tenant shall owe Landlord the deficiency plus interest at the rate of twelve percent (12%) per annum on the amount of such deficiency computed from the date or dates when the amount of such deficiency would have

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been payable but for the pendency of the arbitration.  The cost of such arbitration shall be borne by the losing party, except attorneys’ fees and witness fees that shall be borne by the party engaging such attorney or witness.

4.                                      Tenant Improvements:  Landlord will provide Tenant with an improvement allowance in the maximum amount of $105,000.00 (the “Allowance”).  The Allowance shall be used by Tenant solely for improvements to the Premises as previously approved by Landlord in writing on the attached Exhibit A, including office space, a customer waiting area, and new lighting; but in no event may the Allowance be used for personal property, including but not limited to data cabling and wiring.  After completion of Tenant’s work and the expiration of the statutory period in which mechanics and materialmen can file liens or the furnishing of lien releases acceptable to Landlord from all contractors and suppliers, Tenant shall deliver to Landlord a copy of the construction contract, all bills and invoices and such other documentation as Landlord may reasonably require to evidence payment of the expenses incurred by Tenant for which Tenant seeks reimbursement of the Allowance.  Upon Landlord’s receipt of such items and verification of Tenant’s costs.  Landlord shall pay to Tenant the Allowance, reduced by any Landlord project management fee, within fifteen (15) days of receipt of all of such documentation and verification.  Landlord’s project management fee shall not exceed $750, provided Landlord has approved, in writing, all mechanical, electrical and plumbing contractors selected by Tenant for the Tenant Improvements.  Landlord reserves the right, but not the obligation, to charge a three percent (3%) project management fee on the total cost of the Tenant Improvements should Tenant use a contractors) that has not been approved by the Landlord.  Tenant must request reimbursement of the Allowance pursuant to this Paragraph 4 no later than December 31, 2012.  If Tenant does not timely make such request, then all of Tenant’s rights to such Allowance or any portion thereof shall automatically terminate and be null and void as of such date, and Tenant shall no longer be entitled to any portion or all of the Allowance.  In the event the costs of the approved improvements for which Tenant seeks reimbursement are less than the full amount of the Allowance, Landlord shall be obligated to reimburse Tenant only the actual amount of such costs, and Tenant shall not be entitled to payment or credit of any remaining balance.  In the event the costs of Tenant’s improvements to the Premises exceed the Allowance, Tenant and not Landlord shall be solely responsible for such excess amounts.  The provisions of this Paragraph 4 shall supersede any other improvement allowances, Landlord build-out obligations, and reimbursements previously set forth in the Lease, Landlord’s performance obligations having been satisfied with respect thereto.

5.                                      Landlord’s Work.  Landlord has agreed to make the following improvements to the Building:  (a) upgrade the Building’s fire alarm panel, including horns and strobes; (b) construct an ADA-accessible ramp at the Building entrance, if required by law; and (c) upgrade any Building amenities that do not currently comply with the building or fire code (“Landlord’s Work”).  In no event shall Landlord’s Work include any code compliance associated with Tenant’s specific use of the Premises or necessitated by Tenant’s improvements to the Premises, provided that if Tenant is unable to secure a permit or proceed with its improvements to the Premises because of any noncompliance with the building or fire code as of the date of this Amendment and not caused by Tenant, then Landlord acknowledges and agrees that Landlord shall be responsible, at its own cost and expense, for promptly curing such noncompliance Landlord shall use “building standard” materials applicable to the Project.  Any

4

upgrades requested by Tenant of Landlord’s Work beyond “building standard” shall be at Tenant’s sole cost and expense, chargeable to Tenant as additional rent.

In no event may Tenant interfere with the pace or performance of Landlord’s Work, or cause any delay to the construction schedule.  Additional costs to Landlord resulting from such interference and delay shall be payable by Tenant as additional rent.  The provisions of this Paragraph 5 shall supersede any other improvement allowances (except the Allowance described in Paragraph 4 of this Amendment), Landlord build-out obligations, and reimbursements previously set forth in the Lease, Landlord’s performance obligations having been satisfied with respect thereto.

Landlord shall be responsible for ensuring that the Common Areas comply with the requirements of Title III of the Americans with Disabilities Act of 1990 (42 U.S.C. 12181, et seq., The Provisions Governing Public Accommodations and Services Operated by Private Entities), and all regulations promulgated thereunder, and all amendments, revisions or modifications thereto now or hereafter adopted or in effect in connection therewith, or any other similar Laws (hereinafter collectively referred to as the “ADA”), and to take such actions and make such alterations and improvements as are necessary for such compliance.  The cost of such compliance shall be included in the Operating Expenses of the Project.

6.                                      Right of First Offer.  Landlord grants to Tenant a right of first offer (“ROFO”) to lease Suite 3610, totaling approximately 10,000 square feet (the “ROFO Space”), should it come available during the Lease Term.  The ROFO shall be subordinate and secondary to all rights of expansion, rights of first refusal, rights of first offer, or similar rights granted to tenants under any existing tenant space leases within the Building and existing as of the effective date of this Amendment.  The rights described in this Paragraph shall be known collectively as “Superior Rights.” Landlord shall give Tenant written notice when Landlord determines that the ROFO Space is available for lease (the “ROFO Notice”), as long as no Superior Right has been exercised or asserted.

The ROFO Notice shall state the estimated date that Landlord then-anticipates the ROFO Space will be available for delivery to Tenant.  All other terms and conditions for leasing the ROFO Space shall be as set forth in the Lease, including the Base Rent rate per square foot, Common Expenses, and remaining Lease Term, and a tenant improvement allowance of $3.00 per square foot prorated by the number of months left in the Term upon rent commencement of the ROFO Space divided by 64, but excluding any tenant improvements by Landlord and other tenant inducements similar thereto.  If Tenant wishes to exercise the ROFO, Tenant shall deliver to Landlord written notice (“Exercise Notice”), which shall be irrevocable, fifteen (15) business days after receipt of the ROFO Notice, Tenant must elect to exercise the ROFO, if at all, only with respect to all of the ROFO Space, and Tenant may not elect to lease only a portion of such space.  If Tenant fails to timely deliver the Exercise Notice, Tenant shall be deemed to have waived its ROFO and Landlord shall thereafter be free to lease the ROFO Space to any third party.

If Tenant timely delivers the Exercise Notice, (a) Landlord and Tenant shall execute an amendment to the Lease to incorporate the ROFO Space, and to set Base Rent and Tenant’s new proportionate share of Common Expenses, as well as any other matters that depend

5

for their calculation on the area of the Premises; and (b) Landlord, at its sole expense, will either remove the demising wall between the Premises and the ROFO Space, or provide openings in the demising wall between the Premises and the ROFO Space to facilitate Tenant’s use of the combined premises.  The ROFO described in this Paragraph 6 supersedes and replaces any rights of first offer, rights of first refusal, and similar rights set forth in the Lease prior to this Amendment.

7.                                      Hazardous Materials.  Section 20 of the Lease entitled “Hazardous Materials” is hereby deleted and replaced by the following:

20.                               HAZARDOUS MATERIALS.

a.                                      Use, Storage, Handling and Disposal of Hazardous Materials.  Except as explicitly provided in this Lease, Tenant shall not cause any Hazardous Materials (as such term is defined below) to be used, generated, stored, transported, handled or disposed of in, on, under, or about the Premises or the Project at any time (such activities are hereinafter referred to as “Environmental Activities”).  Tenant further agrees that (i) Tenant will not engage in any activity on the Premises that will produce any Hazardous Materials; (ii) Tenant will not install any underground tanks of any type; (iii) Tenant will not use any portion of the Premises as a landfill or a dump; and (iv) Tenant will not cause any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance.  Tenant shall be responsible for assuring compliance by such persons with the foregoing prohibition, which shall survive the expiration or early termination of this Lease and extend to Tenant, and its officers, directors, employees, agents, contractors, and invitees, and any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant (“Tenant Party”), and Tenant’s failure to abide by the terms of this Section shall be restrainable by injunction.  Notwithstanding the foregoing, and subject to Tenant’s covenant to strictly comply with all Hazardous Materials Laws (as such term is defined below) and all other terms and conditions of this Lease, Tenant may bring upon, keep and use general office and cleaning supplies typically used in the ordinary course of business of an office, such as copier toner, liquid paper, glue, ink, and cleaning solvents, for use in the manner for which they were designed.  From time to time during the Term, Tenant may request Landlord’s approval of Tenant’s use of other Hazardous Materials, which approval may be withheld in Landlord’s sole discretion.

b.                                      Compliance with Laws.  Tenant, at its sole cost and expense, shall comply and shall cause all Tenant Parties to comply, with all federal, state and local laws, ordinances and regulations and all rules, licenses, permits, orders, decrees and judgments relating to the environment and/or Environmental Activities (collectively referred to as “Hazardous Materials Laws”) conducted on the Premises.  Tenant’s willful breach of any of its covenants or obligations under this Section shall constitute a material event of default under the Lease.  The obligations of Tenant under this Section shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Tenant’s covenants and obligations to pay rent under this Lease.

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c.                                       Exculpation of Landlord.  Other tenants of the Project may be using, handling, or storing certain Hazardous Materials in connection with such tenants’ use of their premises.  The failure of another tenant to comply with applicable laws and procedures could result in a release of Hazardous Materials and contamination to improvements within the Project or the soil and groundwater thereunder.  In the event of such release, the tenant responsible for the release, and not Landlord, shall be solely responsible for any claim, damage, or expense incurred by Tenant by reason of such contamination.  Tenant waives any rights it may have to later assert that the foregoing release does not cover unknown claims.

d.                                      Disclosure and Notification.  Tenant shall promptly complete and return to Landlord all environmental questionnaires and hazardous materials disclosures submitted by Landlord to Tenant from time to time.  In addition, on January 1 of each calendar year during the Term (each such date being hereafter referred to as a “Disclosure Date”), Tenant shall complete and deliver to Landlord the form attached hereto as Exhibit E and shall disclose to Landlord the names and amounts of all Hazardous Materials other than general office and cleaning items and other supplies referred to in Subsection (a) above that were used, generated, treated, handled, stored or disposed of at the Premises or that Tenant intends to use, generate, treat, handle, store or dispose of at the Premises, for the year prior to and after such Disclosure Date.  The foregoing in no way shall limit the necessity of Tenant obtaining Landlord’s consent pursuant to Subsection (a) above.

At any time Tenant becomes aware of any violation of any Hazardous Materials Laws or of any claim made pursuant to any Hazardous Materials Laws that has occurred or that Tenant reasonably believes may have occurred with respect to the Premises or the Project, Tenant shall immediately (but in no event later than five (5) business days) advise Landlord in writing and provide Landlord with a copy of any notices, correspondence, and other materials relating to (i) any violation or potential or alleged violation of any Hazardous Materials Laws that are received by Tenant from any governmental agency concerned with Tenant’s or any other Tenant Party’s Environmental Activities; (ii) any and all inquiry, investigation, enforcement, clean-up, removal or other governmental or regulatory actions instituted or threatened relating to Tenant, the Premises, or the Project; (iii) all claims made or threatened by any third party against Tenant, the Premises, or the Project relating to any Hazardous Materials; and (iv) any release of Hazardous Materials on or about the Premises or the Project that Tenant knows of or reasonably believes may have occurred.

e.                                       Inspection of Premises.  Tenant shall permit Landlord and Landlord’s agents, servants, and employees, including but not limited to legal counsel and environmental consultants and engineers, access to the Premises for the purposes of environmental inspections and sampling during normal business hours, or during other hours either by agreement of the parties or in the event of any environmental emergency.  Tenant shall not restrict access to any part of the Premises, and Tenant shall not impose any conditions to access.  From time to time, Landlord may retain a registered environmental consultant (the “Consultant”) to conduct an investigation of the Premises (“Environmental Assessment”) (i) for Hazardous Materials contamination in, about, or beneath the Premises and (ii)to assess all Environmental Activities at the Premises for

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compliance with all applicable laws, ordinances and regulations and for the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials.  Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant’s investigation.

f.                                        Indemnification of Landlord.  Tenant shall indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord, its affiliates, partners, directors, shareholders, officers, employees, agents, assigns and any successors to Landlord’s interest in the Project, from and against any and all foreseeable and unforeseeable consequential damages or loss (including without limitation, any loss in fair market value, damages for the loss or restriction on use and damages arising from any adverse impact on marketing of the Premises or the Project, and sums paid in settlement of all claims), cost, damage, expense (including reasonable attorneys5 fees and litigation costs, consultant fees and expert fees), claim, cause of action, demand, obligation, judgment, penalty, fine or liability directly attributable to and arising from (i) any Environmental Activity undertaken by Tenant or any other Tenant Party at the Premises, (ii) any remedial or clean-up work undertaken by or for Tenant in connection with Tenant’s or any other Tenant Party’s Environmental Activities or its compliance with Hazardous Materials Laws, or (iii) the breach by Tenant of any of its obligations and covenants set forth in this Section.  Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant’s or any other Tenant Party’s Environmental Activities.  Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Premises or the Project by a Hazardous Material.  Tenant shall reimburse any costs or expenses incurred by Landlord for which Tenant is responsible under this Section or for which Tenant has indemnified Landlord on demand as additional rent.  At the request of Landlord, Tenant shall promptly provide to Landlord evidence of insurance or financial resources available to satisfy the obligations of Tenant under this Lease, including the obligations under this Section.

g.                                       Remediation.  If any Environmental Activities undertaken by Tenant or any other Tenant Party result in contamination of the Premises or any other portion of the Project or the soil or ground water thereunder, subject to Landlord’s prior written approval and any conditions imposed by Landlord, Tenant shall promptly take all actions, at its sole expense and without abatement of rent, as are necessary to return the affected portion to the condition existing prior to the introduction of the contaminating Hazardous Material.  Landlord shall also have the right to approve any and all contractors hired by Tenant to perform such remedial work.  All such remedial work shall be performed in compliance with all applicable Hazardous Materials Laws and in such a manner as to minimize any interference with the use and enjoyment of the Project.  Appearance of a Hazardous Material caused by Tenant in or about the Premises or the Project shall not be deemed an occurrence of damage or destruction that is subject to the terms of the Lease respecting damage or destruction.

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h.                                      Surrender of Premises.  Prior to or after the expiration or termination of the Term and prior to surrendering possession of the Premises, Tenant shall cause all Hazardous Materials previously owned, stored or used by Tenant to be removed from the Premises and disposed of in accordance with applicable provisions of Hazardous Materials Laws.  Landlord may have an Environmental Assessment of the Premises performed in accordance with Subsection (e) above.  Tenant shall perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant that is necessary to remove, mitigate, or remediate any Hazardous Materials contamination of the Premises or the Project in connection with Tenant’s or any other Tenant Party’s or their agent’s Environmental Activities.

i.                                          Definition of Hazardous Materials.  As used in this Lease, the term “Hazardous Materials” shall mean all of the following introduced to the Premises by Tenant or a Tenant Party:  asbestos, any petroleum fuel or petroleum product, chemicals known to cause cancer or reproductive toxicity, pollutant, contaminant, organic matter (including but not limited to mold), and any hazardous, toxic, or other substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Premises is located, or the United States government, including, but not limited to, any material or substance defined as a “hazardous waste,” “extremely hazardous waste,” “restricted hazardous waste,” “hazardous substance,” “hazardous material,” “toxic substance” or “toxic pollutant” under Hazardous Materials Laws.  If any such Hazardous Materials is introduced to the Premises by Tenant or a Tenant Party, the same shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Hazardous Materials Laws, by Tenant, at Tenant’s sole expense.

8.                                      Certification.  As an essential inducement to Landlord to execute this Amendment, Tenant hereby certifies and warrants to and agrees with Landlord that to Tenant’s knowledge:  (a) no event of default by Landlord under the Lease exists as of the date of this Amendment, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute an event of default, (b) Landlord is not in any manner in default in the performance or observance of any obligation or duty owed to Tenant, under the Lease or otherwise, and (c) Tenant has no defenses, offsets, claims or counterclaims to the observance and performance by Tenant of any provision of the Lease.

9.                                      Full Force and Effect.  The provisions of the Lease are hereby amended to conform herewith, and in the event of any conflict between the provisions of the Lease or this Amendment, the provisions of this Amendment shall control; but in all other respects, the provision of the Lease shall continue in full force and effect.

10.                               Severability.  If for any reason any of the provisions of this Amendment shall be unenforceable or ineffective, all of the other provisions shall remain in full force and effect.

11.                               Entire Agreement.  The provisions of this Amendment constitute, and are intended to constitute, the entire agreement of Landlord and Tenant regarding this Amendment.  No terms, conditions, warranties, promises or undertakings of any nature whatever, express or implied, exist between Landlord and Tenant except as expressly set forth in the Lease as

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amended by this Amendment.  Any amendment or modification of the Lease must be in writing and signed by both Landlord and Tenant.

12.                               Miscellaneous.  The section headings herein are for convenience of reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.  This Amendment may be signed in counterparts and by facsimile signature.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date above set forth.

LANDLORD:			TENANT:

WDCI, INC.			CONTROL4 CORPORATION

By:	[Illegible]		By:	/s/ Mark Novakovich
	Its:	PRESIDENT		Its:	VP Finance

By:	[Illegible]		By:
	Its:	SECRETARY		Its:

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EXHIBIT A

Tenant Improvement Plans approved by the Landlord

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EXHIBIT E

Schedule 1

INSURANCE QUESTIONNAIRE

1.                                      Do you use, store or contemplate using at any time fluids or other materials having a closed cup flash point 80 degrees or less including, but not limited to, gasoline, benzene, carbon disulfide, naphtha, kerosene, LPG, or other materials? Yes ☐  No ☒

If yes, please answer the following:

A.                                    Will you use Underwriter’s Laboratories approved self-closing cans?
Yes ☐  No ☐

B.                                    What is the gallon capacity you anticipate storing or using?

C.                                    Will the above be “shelf stock” stored in original sealed containers?
Yes ☐  No ☐

D.                                    Do you plan to store or use the above outside of the building?
Yes ☐  No ☐

If yes, will it be within 30 feet of the building? Yes ☐  No ☐

2.                                      Do you have or plan to have a gasoline engine or other gasoline powered equipment to be used in the building (other than forklifts)? Yes ☐  No ☒

3.                                      Do you contemplate the use of any spray painting equipment? Yes ☐  No ☒

If yes, please answer the following:

4.                                      Do you contemplate or plan to operate a restaurant or similar cooking facility?
Yes ☐  No ☒

If yes, will you install an Underwriter’s Laboratory approved hood and dust fire extinguisher system? Yes ☐  No ☐

5.                                      If building is sprinklered, please answer the following:

A.                                    Do you contemplate storing stock over 15 feet without racks, or over 12 feet with racks?
Yes ☒  No ☐

B.                                    How many feet in height will you store goods? 20 feet

C.                                    Will you store goods closer than within 3 feet of the sprinkler heads?
Yes ☐  No ☒

D.                                    Will you use racks or shelves for storage? Yes ☒  No ☐

E.                                     If answer to “D” above is “Yes”, please answer the following:

1.                                      Are racks slatted, solid, or open? Open

2.                                      What is the width of racks? 48”

3.                                      Will racks be single or multi-row? Multi-Row

4.                                      What is the aisle width between racks? Minimum 10 ft.

F.                                      Describe the goods to be stored:  Consumer Electronics

G.                                    What materials are the products made of? Plastic, Metal, Silicon

H.                                   Will your inventory consist of any of the following? Please check the appropriate item(s).

☐            Linoleum products

☐            Lacquers in cans or in cartons

☐            All high-hazard plastics

☐            Upholstered furniture

☐            Wooden furniture

☐            Eighty-six proof or higher liquors

☐            Pharmaceuticals in bottles

☒          Rugs or carpets

☐            Rolled pulp and paper light tissue crepe grade (horizontal storage or racked)

☐            Balled waste paper

☐            Alcohol in cans or bottles or in cartons

☐            Baled cork

☒          Wooden patterns, pallets, and flats

☐            Rolled pulp and paper (vertical storage)

☐            Unbanded or light tissue crepe paper

☐            Rolled asphalt paper (vertical)

☐            Rubber Tires

☐            Foam or sponge rubber

☐            Crude or synthetic rubber

☐            Roamed plastic products (with or without cartons)

☒          Goods encapsulated by plastic

If any of the above-is “checked”, do you plan to install approved in-rack or in-bin sprinklers?
Yes ☐  No ☒

Do you plan to install other fire protection devices? Yes ☒  No ☐

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If yes, describe:  Smoke alarms, File alarms, Fire hoses & sprinklers

6.                                      Do you contemplate any of the following operations? If yes, please check the appropriate occupancy.

☐            Storage of dynamite, dynamite caps, or gunpowder

☐            Woodworking (any kind)

☐            Paper Box Manufacturing

☐            Excelsior Works

☐            Paper Shredding Plants

☐            Upholstery Works

☐            Cotton Storage

☐            Broom Manufacturing

☐            Calcium Carbide (Stocks)

☐            Celluloid Goods

☐            Fireworks

☐            Furniture Repairing

☐            Furniture Factories

☐            Moving Picture Film (Stock)

☐            Paint Manufacturing

☐            Printer’s Ink Manufacturing

☐            Rubber Tire Recap or Retread

7.                                      What is your contemplated usage if not previously covered?

COMPANY NAME:  Control4 Corporation

LOCATION OF PREMISS:  Centennial Plaza

SIGNED BY:	/s/ Mark Novakovich	DATE:	11/7/2011

TITLE:	VP Finance

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Schedule 2

ENVIRONMENTAL QUESTIONNAIRE

The protection of the environment and compliance with all applicable environmental laws are of extreme importance to Landlord.  As part of Landlord’s leasing procedures, please complete this Environmental Questionnaire (“Questionnaire”) for every business that will be conducted from the leased premises.  Use additional sheets if there is insufficient space for your response.  Thank you for your cooperation.

1.                                      Tenant’s name:  Control4 Corporation

2.                                      Location of leased premises:  Centennial Plaza

3.                                      Each business to be conducted by Tenant at the leased premises (please be specific):

Product Warehousing

4.                                      Will all or any portion of the premises be subleased to others? Yes ☐  No ☒
If yes, identify each subtenant and each business to be conducted by the subtenant at the premises (please be specific):

	Subtenant Name	Business

a)

b)

5.                                      Please indicate which of the following items will be placed, used, stored, treated or generated at the leased premises by Tenant or any subtenant (check all applicable categories):

☐            Underground storage tank.

☐            Above-ground storage tank.

☐            Any hazardous materials or wastes that are regulated by state or federal law.
(If this category is checked, please complete Part A on page 3 of this questionnaire.)

☐            Any other materials which, if not properly stored, treated or handled, could pose a risk of harm to the environment.  (If this category is checked, please complete Part B on page 3 of this questionnaire.)

☒          None of the above.

6.                                      Will any by-product of any business conducted at the leased premises by Tenant or any subtenant be released or discharged into the atmosphere, the ground or any waterway, drainage ditch, or private cesspool or septic tank?
Yes ☐  No ☒ (If yes, please complete Part C on page 3 of this questionnaire.)

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7.                                      Has Tenant or any proposed subtenant been subject to any warning from or citation, penalty, lawsuit or administrative action by any government agency under any hazardous materials law?
Yes ☐  No ☒ (If yes, please complete Part D on page 3 of this questionnaire.)

Tenant hereby certifies that each of the above questions has been answered accurately and completely.  Tenant acknowledges that neither the above answers nor Landlord’s receipt and review of this Questionnaire will release Tenant from any liability or responsibility for environmental matters or from any liability or obligation under Tenant’s lease with Landlord, or result in any transfer or assumption of any liability or responsibility to or by Landlord.

Signature:	/s/ Mark Novakovich	Date:	11/7/2011

Title:	VP Finance

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ENVIRONMENTAL QUESTIONNAIRE

Additional Information

Please use additional sheets if there is insufficient space for your response.

A.                                    The following regulated hazardous materials or wastes will be used, stored, treated or generated at the leased premises:

Liquid Nitrogen, Propane for Forklifts

B.                                    The following other materials, if not properly stored, treated or handled, could pose a risk of harm to the environment:

C.                                    The following by-products will be released or discharged into the atmosphere, the ground, a waterway, a drainage ditch or a private cesspool or septic tank:

D.                                    The following warning from, or citation, penalty, lawsuit or administration by a government agency under a hazardous materials law was brought against me or my proposed subtenant (please describe):

Tenant hereby certifies that each of the above questions has been answered accurately and completely.  Tenant acknowledges that neither the above answers nor Landlord’s receipt and review of this Questionnaire will release Tenant from any liability or responsibility for environmental matters or from any liability or obligation under Tenant’s lease with Landlord, or result in any transfer or assumption of any liability or responsibility to or by Landlord.

Signature:	/s/ Mark Novakovich	Date:	11/7/2011

Title:	VP Finance

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